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SCHEDULE 14A
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Raymond James Financial, Inc.
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RAYMOND JAMES FINANCIAL, INC.
880 Carillon Parkway
St. Petersburg, Florida 33716
(727) 567-1000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

February 15, 2007

To the Shareholders of Raymond James Financial, Inc.:

The Annual Meeting of Shareholders of Raymond James Financial, Inc. will be held at the Raymond James Financial Center, 880 Carillon Parkway, St. Petersburg, Florida, on Thursday, February 15, 2007 at 4:30 p.m. for the following purposes:

1.	To elect nine nominees to the Board of Directors of the Company.

2.	To ratify the appointment by the Audit Committee of the Board of Directors of KPMG LLP as the Company's independent registered public accounting firm.

3.	To approve the 2007 Stock Bonus Plan.

4.	To approve the 2007 Stock Option Plan for Independent Contractors.

5.	To approve an amendment to the 2005 Restricted Stock Plan to increase the number of shares by 2,000,000.

Shareholders of record as of the close of business on December 11, 2006 will be entitled to vote at this meeting or any adjournment thereof. Information relating to the matters to be considered and voted on at the Annual Meeting is set forth in the Proxy Statement accompanying this Notice.

By order of the Board of Directors,
/s/ PAUL L. MATECKI
Paul L. Matecki, Secretary

January 9, 2007

YOUR VOTE IS IMPORTANT TO THE COMPANY. If you do not expect to attend the meeting in person, please vote on the matters to be considered at the meeting by completing the enclosed proxy and mailing it promptly in the enclosed envelope, or by telephone or internet vote.

TABLE OF CONTENTS
Page
Proxy Statement	1
Shareholders Sharing the Same Last Name and Address	1
Electronic Access to Corporate Governance Documents	2
Electronic Access to Proxy Materials and Annual Report; Internet Voting	2
Shareholders Entitled to Vote and Principal Shareholders	2
Proposal 1: Election of Directors	4
Information Regarding Board and Committee Structure	6
Outside Director Stock Options	7
Section 16(a) Beneficial Ownership Reporting Compliance	7
Report of the Audit Committee of the Board of Directors	7
Corporate Governance, Nominating and Compensation Committee Report on Executive Compensation	9
Summary Compensation Table	12
Stock Options	13
Comparative Stock Performance	14
Transactions with Management and Directors	15
Equity Compensation Plan Information	16
Proposal 2: To ratify the appointment by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s Independent Registered Public Accounting Firm	17
Fees Paid to Independent Registered Public Accounting Firm	17
Proposal 3: To approve the 2007 Raymond James Financial, Inc. Stock Bonus Plan	18
Proposal 4: To approve the 2007 Raymond James Financial, Inc. Stock Option Plan for Independent Contractors	20
Proposal 5: To approve an amendment to the 2005 Raymond James Financial, Inc. Restricted Stock Plan to increase the number of shares by 2,000,000.	21
Other Matters	23

i

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Raymond James Financial, Inc. (the "Company") for the Annual Meeting of Shareholders to be held on February 15, 2007 at 4:30 p.m., or any adjournment thereof. These proxy materials are expected to be mailed out on or about January 17, 2007, to all shareholders entitled to vote at the meeting.
If the accompanying proxy form is completed, signed and returned, the shares represented thereby will be voted at the meeting. Delivery of the proxy does not affect your right to attend the meeting. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy from the holder of record, executed in your favor, to be able to vote at the meeting. Otherwise, your shares will be voted in the manner in which you instructed the record holder of your shares.
If you are a shareholder of record, you may revoke your proxy at any time prior to the close of the polls at the Annual Meeting by submitting a later dated proxy to the Secretary of the Company, or delivering a written notice of revocation to the Corporate Secretary, at Raymond James Financial, Inc. 880 Carillon Parkway, St. Petersburg, Florida, 33716. If you hold shares through a bank, broker or other holder of record, you must contact that entity to revoke any prior voting instructions.
Each share of the Company's common stock outstanding on the record date will be entitled to one vote on each matter. The nine nominees for election as directors who receive the most votes “for” election will be elected. Ratification of the appointment of the Company's independent registered public accounting firm and approval of any proposal or other business that may properly come before the meeting will each require that the votes cast favoring the action exceed the votes cast opposing the action.
For election of directors, withheld votes, abstentions and broker non-votes do not affect whether a nominee has received sufficient votes to be elected. For the purpose of determining whether the shareholders have approved matters other than the election of directors, withheld votes, abstentions and broker non-votes do not have the same effect as a negative vote. Shares represented at the Annual Meeting in person or by proxy are counted for quorum purposes, even if they are not voted on any matter. Please note that banks and brokers that have not received voting instructions from their customers may vote their customers’ shares on the election of directors and the ratification of KPMG LLP as the Company's independent registered public accounting firm but not on Proposals 3, 4 and 5.
A copy of the Company's Annual Report is being furnished to each shareholder together with this proxy statement. The Company has retained Mellon Investor Services LLC to assist it with the solicitation of proxies from the Company’s shareholders of record as well as beneficial owners. For these services, the Company will pay Mellon Investor Services LLC a fee of approximately $8,500, plus expenses. Any other proxy solicitation costs will also be paid by the Company.

SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

In accordance with notices that certain banks and brokerage firms sent to certain shareholders, shareholders who share the same last name and address are receiving only one copy of the Company’s annual report and proxy statement, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.
If you received a household mailing this year and you would like to have additional copies of the Company’s annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please contact the Corporate Secretary at (727) 567-1000 or write to him care of Raymond James Financial, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716. We will promptly send additional copies of the annual report and/or proxy statement upon receipt of such request.
Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have accounts containing Raymond James Financial stock at two different brokerage firms, your household will receive two copies of the Company’s annual meeting materials—one from each brokerage firm. To reduce the number of duplicate sets of annual meeting materials your household receives, you may want to take advantage of the Company’s electronic access program. See “Electronic Access to Proxy Materials and Annual Report; Internet Voting.”

ELECTRONIC ACCESS TO CORPORATE GOVERNANCE DOCUMENTS

The Company also makes available on its Internet site at http://www.raymondjames.com under “About Our Company - Inside Raymond James - Corporate Governance” a number of the Company’s corporate governance documents. These include: the Corporate Governance Principles, the charters of the Audit Committee and the Corporate Governance, Nominating and Compensation Committee of the Board of Directors, the Senior Financial Officers’ Code of Ethics and the Codes of Ethics for Employees and the Board of Directors. Printed copies of these documents will be furnished to any shareholder who requests them. A copy of the current charter of the Audit Committee is appended to this proxy statement as Appendix A. The information on the Company’s Internet site is not incorporated by reference into this proxy statement.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT; INTERNET VOTING

This notice of Annual Meeting and Proxy Statement and the 2006 Annual Report are available on the Company’s Internet site. If you are a shareholder of record and would like to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail, follow the instructions provided when you vote over the Internet. If you hold your shares through a bank, broker, or other holder, check the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports electronically in lieu of receiving copies and how to vote your shares over the Internet. Opting to access your proxy materials online saves the Company the cost of producing and mailing these materials to your home or office and gives you an automatic link to the proxy voting site.
Most shareholders of record have a choice of voting over the Internet, by telephone, or by using a traditional proxy card. Please check your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.

SHAREHOLDERS ENTITLED TO VOTE
AND
PRINCIPAL SHAREHOLDERS

Shareholders of record at the close of business on December 11, 2006 will be entitled to notice of, and to vote at, the Annual Meeting. As of December 11, 2006, there were 117,103,457 shares of common stock outstanding and entitled to vote. Shareholders are entitled to one vote per share on all matters.
The following table sets forth, as of December 11, 2006, information regarding the beneficial ownership of the Company's common stock by each person known by the Company to own beneficially more than 5% of the shares of the Company's common stock, each Director, the Company's Chief Executive Officer and the four other highest paid executive officers (the "Named Executive Officers"), and all Directors and executive officers as a group.

	Beneficially		Percent
Name	Owned Shares		of Class

Earnest Partners LLC	11,781,631	(1)	10.1%
1180 Peachtree Street NE, Suite 2300
Atlanta, GA 30309
Private Capital Management, L.P.	10,149,333	(2)	8.7%
8889 Pelican Bay Blvd., Suite 500
Naples, FL 34108
Robert A. James Trust	7,566,030		6.5%
1201 Pacific Avenue, Suite 150
Tacoma, WA 98401

Thomas A. James, Chairman, CEO, Director	14,881,361	(3) (4)	12.7%
Richard G. Averitt, III, Chairman, CEO RJFS	284,447	(3)	*
Angela M. Biever, Director	13,662		*
Francis S. Godbold, Vice Chairman, Director	523,754	(3)	*
H. William Habermeyer, Jr., Director	6,081		*
Chet Helck, President, COO, Director	207,532	(3)	*
Dr. Paul W. Marshall, Director	17,720		*
Paul C. Reilly, Director	412		*
Richard K. Riess, Executive Vice President	65,296	(3)	*
Kenneth A. Shields, Director	127,488	(5)	*
Hardwick Simmons, Director	25,031		*
Jeffrey E. Trocin, Executive Vice President	144,548	(3)	*
All Executive Officers
and Directors as a Group	17,021,306	(3)	14.5%
(21 persons)

* Less than one percent.
(1)  Based on information contained in Form 13F-HR/A filed with the SEC on November 13, 2006. Earnest Partners LLC is the beneficial owner of these shares of common stock held in accounts managed for clients.
(2)  Based on information contained in Form 13F-HR filed with the SEC on November 14, 2006. Private Capital Management, L.P. is the beneficial owner of these shares of common stock held in accounts managed for clients.
(3)  Includes shares credited to Employee Stock Ownership Plan accounts and shares which can be acquired within sixty days of record date through the exercise of stock options.
(4)  Includes 415,893 shares owned by the Robert A. and Helen James' Annuity Trust, of which Thomas A. James is a remainder beneficiary and for which Raymond James Trust Company West, a wholly owned subsidiary of the Company, serves as trustee. Excludes shares held by two trusts, of which he is not a beneficiary: 7,566,030 shares owned by the Robert A. James Trust and 208,439 shares owned by the James' Grandchildren's Trust, for both of which Raymond James Trust Company West serves as trustee, and both of which have as beneficiaries other James family members. Thomas A. James disclaims any beneficial interest in these two trusts.
(5)  Exchangeable shares that were issued January 2, 2001 in connection with the acquisition of Goepel McDermid, Inc. They are exchangeable into shares of the Company's common stock on a one-for-one basis.

PROPOSAL 1: ELECTION OF DIRECTORS

The Company's Board of Directors presently consists of five independent directors and four management directors. All of the present members of the Board of Directors have been proposed for re-election by the Corporate Governance, Nominating and Compensation Committee of the Board of Directors.
The nine directors to be elected are to hold office until the Annual Meeting of Shareholders in 2008 and until their respective successors shall have been elected. All of the nominees were elected by the shareholders on February 16, 2006, to serve as Directors of the Company until the Annual Meeting of Shareholders in 2007.
It is intended that proxies received will be voted to elect the nominees named below. Should any nominee decline or be unable to accept such nomination to serve as a Director due to events which are not presently anticipated, discretionary authority may be exercised by the holder of the proxies to vote for a substitute nominee.
Although Dr. Paul Marshall intended to retire from the Board of Directors in accordance with the term limits in the Company’s Corporate Governance principles, he is standing for re-election as an accommodation to the Company in light of the recent resignation of Ms. Alex Sink from the Board. Ms. Sink resigned from the Board as a result of her election as the new Chief Financial Officer of the State of Florida. The Company’s Corporate Governance Principles provides an exception in its term limit provisions that permits this accommodation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING NOMINEES:

		Principal Occupation (1) and	Director
Nominee	Age	Directorships	Since

Angela M. Biever*	53	Managing Director, Consumer Internet, Intel Capital since 2006; General Manager, Intel New Business Initiatives from 2000 to 2006; Director, Intel Capital from 1999 to 2000; Independent Consultant, working with a leading Internet Services Provider from 1997 to 1998; Various senior management positions with First Data Corporation, an information and transaction processor from 1991 to 1997. Chairperson of the Audit Committee.	1997

Francis S. Godbold	63	Vice Chairman of Raymond James Financial, Inc. ("RJF"); Director and Officer of various affiliated entities. Executive Vice President of Raymond James & Associates, Inc. ("RJA"), a wholly owned subsidiary of the Company.	1977

H. William Habermeyer, Jr.*	64	Retired; former President and CEO, Progress Energy Florida from 2000 to 2006; Vice President, Carolina Power & Light from 1993 to 2000; U.S. Navy from 1964 to 1992 - retired a Rear Admiral. Member of the Audit Committee.	2003

		Principal Occupation (1) and	Director
Nominee	Age	Directorships	Since

Chet Helck	54	President and Chief Operating Officer of RJF since 2002; Executive Vice President of Raymond James Financial Services, Inc. ("RJFS"), a wholly owned subsidiary of the Company, from 1999 to 2002; Senior Vice President, RJFS from 1997 to 1999. Director of RJFS and RJA. Director, Securities Industry and Financial Markets Association.	2003

Thomas A. James	64	Chairman of the Board and Chief Executive Officer of RJF. Director and Officer of various affiliated entities. Past Chairman of the Securities Industry Association. Director of OSI Restaurant Partners, Inc. and Chairman of its Audit Committee.	1965

Dr. Paul W. Marshall*	65	The MBA Class of 1960 Professor of Management Practice at Harvard Graduate School of Business Administration since 1996; Chairman and CEO of Rochester Shoe Tree Co., Inc. from 1992 to 1997; Chairman of Corporate Governance, Nominating and Compensation Committee.	1993

Paul C. Reilly*	52	Chairman and CEO, Korn Ferry International since 2001. CEO, KPMG International 1998 to 2001. Prior to being named to that position, Vice Chairman, Financial Services of KPMG LLP, the United States member firm of KPMG International.	2006

Kenneth A. Shields	58	Chairman of Raymond James Ltd. ("RJ Ltd."), a wholly owned subsidiary of the Company (formerly Goepel McDermid Inc, a Canadian brokerage firm). Chairman and Chief Executive Officer of RJ Ltd. and predecessor Company from 1996 to January 31, 2006. Past Chairman of the Investment Dealers Association of Canada; Director of TimberWest Forest Corp.; Lead Director and Deputy Chairman, Mercer International Inc.	2001

		Principal Occupation (1) and	Director
Nominee	Age	Directorships	Since

Hardwick Simmons*	66	Director, The National Research Exchange since 2005; Director, Lions Gate Entertainment Corp. since 2005; Chairman and CEO of the NASDAQ Stock Market from 2001 to 2003; President and CEO of Prudential Securities from 1990 to 2001; President, Shearson Lehman Brothers - Private Client Group, from 1983 to 1990, Past Chairman of the Securities Industry Association; Past Director of the NASD. Lead Director and Member of Corporate Governance, Nominating and Compensation Committee.	2003

*	Determined to be independent directors under New York Stock Exchange standards; see "Information Regarding Board and Committee Structure" below.
(1)	Unless otherwise noted, the nominee has had the same principal occupation and employment during the last five years.

INFORMATION REGARDING BOARD AND COMMITTEE STRUCTURE

The Board of Directors held four regular meetings during fiscal 2006. All directors attended at least 75% of the meetings held during the fiscal year.
The current standing Committees of the Board of Directors are the Audit Committee, and the Corporate Governance, Nominating and Compensation Committee. The Corporate Governance, Nominating and Compensation Committee met four times and held one telephone meeting during the fiscal year. All Committee members attended at least 75% of the meetings held during the fiscal year. The Audit Committee met four times and held five telephone meetings during the fiscal year. Each member of this Committee participated in at least 75% of the meetings held during the fiscal year. The activities of the Committees are set out in their reports below.
The Nominating Committee, comprised of two independent Directors as determined under New York Stock Exchange rules, also serves as the Corporate Governance and Compensation Committee. This Committee identifies potential nominees to the Board of Directors, including candidates recommended by management, and reviews their qualifications and experience. Candidates for board membership are expected to demonstrate high standards of integrity and character and offer important perspectives on some aspect of the Company's business based on their own business experience. The Company has not paid any third party a fee to assist in the process of identifying and evaluating candidates.
This Committee has not adopted any specific process or policy for considering nominees put forward by shareholders and has never been requested to consider such a nominee.
The Nominating Committee has determined that the Directors identified as Independent Directors have no material relationship with the Company that would impair their independence. In that connection, the Committee considered that the Company purchases its electric power needs from Progress Energy Florida, of which William Habermeyer, Jr. was President and CEO until June 1, 2006, and determined that the nature of this business relationship did not constitute any impairment of independence.

The Committee also considered that RJ Ltd. paid Korn Ferry International, of which Paul C. Reilly is Chairman and CEO, recruiting fees of approximately $215,000 during fiscal 2006 and determined that these fees did not result in any impairment of his independence. In connection with the solicitation of proxies for the Company’s 2006 Annual Meeting of Shareholders, Institutional Shareholders Services (“ISS”) considered Mr. Reilly an affiliated outside director because the Korn Ferry provided executive recruiting services to the Company for which it was paid $218,000. ISS recommended withholding votes not only for Mr. Reilly, but for all “inside” directors as well, due to his affiliated designation. ISS categorizes executive recruiting as a professional service similar to accounting or legal services. At that time, the ISS position on that relationship was absolute, lacking any de minimis threshold, unlike the New York Stock Exchange’s independence requirements.
For 2007, ISS has adopted a $10,000 de minimis threshold. During fiscal 2006, the Company’s Canadian subsidiary paid Korn Ferry approximately $215,000 in connection with four recruiting engagements, none of which involved an executive officer of the Company. The amount paid to Korn Ferry represented 0.038% of its fiscal 2006 revenues of $551.7 million. Under the NYSE rules, the Company’s Board of Directors determined that the Korn Ferry engagements did not constitute a material relationship since dollar amount paid to Korn Ferry did not exceed the greater of $1,000,000 or two percent of Korn Ferry’s revenues during the past three years. The Company believes that ISS’s position with respect to Korn Ferry’s and Mr. Reilly’s relationship with the Company remains unduly restrictive and inappropriate, because it eliminates the exercise of business judgment on the part of the Company’s Board with respect to Mr. Reilly’s independence.
Shareholders may communicate with directors of the Company by writing to them at the Company's headquarters, or by contact through the Company's website. Communications addressed to the Board of Directors will be reviewed by the Secretary of the Company and directed to them for their consideration if appropriate.
It is the Company's policy that directors attend the Annual Meeting of Shareholders; at the Annual Meeting of Shareholders on February 16, 2006, all of the Company's Directors at that date were present.
Independent Directors receive a $25,000 annual retainer, a $5,000 attendance fee for each regular meeting, $500 for each telephone meeting and a $1,000 attendance fee for Committee service. The Lead Director and the Audit Committee Chair each receive an additional $7,500 as part of their annual retainer, and the Chairman of the Corporate Governance, Nominating and Compensation Committee receives an additional $4,000 as part of his annual retainer. Management Directors do not receive any additional compensation for service as Directors.

OUTSIDE DIRECTOR STOCK OPTIONS

There is a non-qualified stock option plan for the Company's outside Directors covering 854,298 shares of the Company's common stock. These options, 64,688 of which were outstanding at September 30, 2006, are exercisable at prices ranging from $11.02 to $30.13 at various times through February 2009. Outside directors are currently granted 2,500 options each per year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Jeffrey Trocin, an officer of the Company, filed a late Form 5 reflecting two transactions. Paul Matecki, an officer of the Company, filed a late Form 4 reflecting two transactions. Jeffrey Julien, an officer of the Company, filed a late Form 4 reflecting one transaction. Peter Bailey, an officer of Raymond James, Ltd., filed a late Form 3 and a late Form 4 reflecting one transaction. Kenneth Armstrong, an officer of the Company, filed a late Form 3.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors consists of Angela Biever (Chairperson), Paul C. Reilly and H. William Habermeyer. This Committee conducts its activities pursuant to a written charter approved by the Board of Directors, which is reviewed annually and was last revised by the Board of Directors on November 28, 2006. The Committee serves as the principal agent of the Board of Directors in fulfilling the Board's oversight responsibilities with respect to the Company's financial reporting, the qualifications and independence of the independent registered public accounting firm, the Company's systems of internal controls and the Company's procedures for establishing compliance with legal and regulatory requirements.
The Charter of the Audit Committee provides that the Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm and must approve in advance any work to be performed by the independent registered public accounting firm. The Audit Committee has not established any general pre-approval procedures, but instead reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent registered public accounting firm.

In addition to four regularly scheduled meetings during the course of the fiscal year, members of the Audit Committee held five telephone meetings, generally to review with management and representatives of KPMG LLP the Company's quarterly financial results prior to release to the public.
Members of the Committee have reviewed and discussed with management and with representatives of KPMG LLP the integrated audit of the consolidated financial statements and internal control over financial reporting for fiscal 2006. The consolidated financial statements for fiscal 2006 are contained in the Company's Annual Report on Form 10-K. In addition, the Committee reviewed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Committee also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 and discussed with KPMG LLP their independence from the Company and its management, and considered their independence in connection with any non-audit services provided. The Audit Committee also reviewed with KPMG LLP the critical accounting policies and practices followed by the Company and certain written communications between KPMG LLP and the management of the Company.
Based on the reviews and discussions referred to above, and in reliance on the representations of management and the independent registered public accounting firm's report with respect to the financial statements, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal 2006 for filing with the Securities and Exchange Commission. The Board of Directors approved the recommendation.
Management is responsible for the Company's financial statements and the financial reporting process, including the Company's system of internal controls. The Company's independent registered public accounting firm is responsible for the integrated audit of the consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board and issuing reports on the Company's consolidated financial statements and the effectiveness of internal control over financial reporting.
The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee's members in business, financial and accounting matters. In its oversight role, the Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company's annual financial statements with accounting principles generally accepted in the United States of America.
The Board of Directors has determined that each of the members of the Audit Committee qualifies as an Audit Committee Financial Expert.

Angela M. Biever, Chairperson
Paul C. Reilly
H. William Habermeyer, Jr.

December 29, 2006

CORPORATE GOVERNANCE, NOMINATING AND COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION

Overview and Philosophy
The Corporate Governance, Nominating and Compensation Committee reviews corporate compensation and benefit plan policies, as well as the structure and amount of all compensation for executive officers of the Company. This Committee consists of Dr. Paul W. Marshall (Chairman) and Hardwick Simmons.
The Committee's goal is to establish and maintain compensation policies that will enable the Company to attract, motivate and retain high-quality executives and to ensure that their individual interests are aligned with the long-term interests of the Company and its shareholders. In doing so, individual performance, the compensation of executives of similar firms and the Company's financial results are considered.
The Company's objectives are met through a compensation package which includes four major components - base salary, annual bonus (including restricted stock), stock option awards and retirement plan contributions.
For senior management of the Company, the cash and restricted stock compensation components (base salary and annual bonus) are heavily weighted toward annual bonus. The emphasis on profit-based compensation serves two functions: it encourages executives to be conscious of the "bottom line" and it keeps the Company's base salary structure at a modest level, which is advantageous to the firm given the cyclical nature of the securities industry. In prior years, these bonuses were generally based on formulas related solely to the profits of the specific subsidiary/department managed by an executive. Since fiscal 2006, the Committee has determined to give greater emphasis to the Company's overall performance in determining bonus payments for senior management. Accordingly, the Committee has reduced by approximately 25% the percentage of bonus to be awarded based on specific subsidiary/department performance and has established a bonus pool equal to .75% of the Company's total pre-tax profit (the “Company Performance Bonus Pool”). For fiscal 2006, bonus awards were allocated from that pool to members of senior management based on the Committee's assessment of each person's contribution to overall firm profits. A portion of any bonus can be withheld based on subjective performance evaluation by the Committee. The bonus formulas for fiscal 2007 approved by the Compensation Committee are in the table that follows this report. For fiscal 2007 and beyond, the Company’s Performance Bonus Pool will be allocated equally among the members of senior management participating in that pool, currently the six executives identified as participants in that table.
The Company issues restricted shares of Company stock in lieu of cash for up to 20% of bonus amounts in excess of $250,000. For fiscal year 2005 bonuses, the number of restricted shares issued to members of the Company's Operating Committee was determined based upon the market value at the date of grant and the number of restricted shares issued to other employees was determined using a 10% discount from the market value at the date of grant. For fiscal 2006, the number of restricted shares issued was determined on the same basis.
 The third component of the compensation package, incentive and non-qualified stock option awards, is designed, along with the restricted stock, to provide a direct link between the long-term interests of executives and shareholders. Options are granted every two years to key management employees. From time to time special awards may be granted when a special situation exists, as inducements when employees are hired, or if job performance or a change in job duties warrants. It is the Company's policy to maintain the number of outstanding options at less than ten percent of the Company's outstanding shares. During the past five years the number of outstanding options has represented between 5% and 8% of the Company's outstanding shares.
The fourth component of the compensation package is Company contributions to various retirement plans, which are based on compensation levels and years of service. The Company maintains three qualified retirement plans: a profit sharing plan, an employee stock ownership plan and a 401(k) plan. Contributions to the profit sharing and employee stock ownership plans, if any, are dependent upon the overall profits of the Company. Since inception of the 401(k) plan in 1987, the Company has matched a portion of the first $1,000 contributed annually by employees to their 401(k) accounts. The plan currently provides for the Company to match 100% of the first $500 and 50% of the next $500 of compensation deferred by each participant annually. These three plans are offered to employees who meet the length of service and minimum hours worked requirements specified in the plans. The Company also maintains a non-qualified long term incentive plan for executive officers. Eligibility of executive officers is restricted to those who meet certain compensation levels set annually by the Committee and approved by the Board of Directors. The vesting schedule of this plan is designed to encourage long-term employment with the firm. Contributions to this plan on behalf of executive officers are also dependent upon the Company's earnings.

In addition, the Company has an employee stock purchase plan which allows employees to purchase shares of the Company's common stock on four specified dates throughout the year at a 15% discount from the market value, subject to certain limitations, including a one-year holding period.

Compensation of the Chief Executive Officer
In keeping with the general compensation philosophy outlined above, Mr. James' base salary for calendar 2007 will be $312,000, a 4.0% increase over his 2006 salary of $300,000. Mr. James' salary is subject to an annual review, as is true of all employees. It was last adjusted in November 2006, effective January 1, 2007.
In determining the bonus paid to Mr. James for fiscal 2006 the Committee considered many factors, including the following:

*	Given the business environment:
- The Company’s performance relative to its peer group;
- The Company’s performance relative to its budget; and
- The Company’s performance relative to its long-term objectives.
*	The compensation of the chief executive officers of other similar firms.
The bonus paid was 88% of the amount generated by the formula disclosed in the Company’s Proxy Statement for its 2006 Annual Meeting.

Dr. Paul W. Marshall, Chairman
Hardwick Simmons

December 29, 2006

c Fiscal 2007 Bonus Formulas for Executive Officers as Approved by the Compensation Committee

Executive Officer	Basis

Thomas A. James	1.0% of total Company pre-tax profits.
Chairman and Chief Executive Officer - RJF

Chet Helck President and Chief Operating Officer - RJF	0.83% of total pre-tax profits of domestic PCG per PCG Contribution Report*, Raymond James Ltd., and Raymond James Investment Services; plus, participation in the Company Performance Bonus Pool.

Richard G. Averitt, III Chairman and Chief Executive Officer - RJFS	0.88% of pre-tax profits of RJFS per PCG Contribution Report *; plus, participation in the Company Performance Bonus Pool.

Richard K. Riess Executive Vice President - RJF	4.0% of pre-tax profits of Eagle Asset Management, Inc. (“Eagle”) and the Heritage Asset Management load funds division; plus, 2.0% of pre-tax profits of RJA's Asset Management Services division;

plus, participation in the Company Performance Bonus Pool.

Van C. Sayler Senior Vice President, Fixed Income - RJA
A portion of the pre-tax profits of RJA's Fixed Income department equal to:

      6.0% on the first $16 million of such profits, plus,
     3.75% on such profits exceeding $16 million;

plus, participation in the Company Performance Bonus Pool.

Jeffrey E. Trocin Executive Vice President, Equity Capital Markets Group - RJA	5.0% of the pre-tax profits of RJA's Equity Capital Markets, including international institutional equity sales; plus, participation in the Company Performance Bonus Pool

Dennis W. Zank President - RJA	3.0% of the pre-tax profits of RJA per PCG contribution report*; plus, participation in the Company Performance Bonus Pool.

Jeffrey P. Julien Senior Vice President, Finance and Chief Financial Officer - RJF	0.3% of total Company pre-tax profits.

Peter A. Bailey President - RJ Ltd.	4.25% of the pretax profits of Raymond James Ltd.

*     The PCG Contribution Report adjusts the Private Client Group financial statement pre-tax profits for items related to the private client group sales force, primarily a credit for interest income on cash balances arising from private clients, and also includes adjustments to actual clearing costs, mutual fund revenues and expenses, credit for correspondent clearing, insurance agency and certain asset management profits, accruals for benefit expenses, profits generated by certain private client support operations and other adjustments. These adjustments may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary, unusual or nonrecurring gains and losses, the cumulative effect of accounting changes, acquisitions or divestitures, and foreign exchange impacts.

SUMMARY COMPENSATION TABLE

The following table sets forth certain information with respect to the remuneration earned during the last three fiscal years by the Chief Executive Officer and each of the other four Named Executive Officers of the Company.

					Long-Term
	Annual Compensation				Restricted Stock (2)		Stock Option	All Other
Name	Year	Salary	Cash Bonus (1)	Commissions	Shares	$	Awards	Compensation (3)
Thomas A. James	2006	$300,000	$2,740,000	$ 26,117	18,076	$559,994	-	$78,749
Chairman and CEO	2005	285,000	2,100,000	39,506	15,994	399,969	-	18,492
	2004	271,000	1,900,000	214,063	21,600	437,472	-	15,562

Jeffrey E. Trocin	2006	$250,000	$2,268,000	$341	14,267	$441,992	15,000	$42,640
Executive VP, Equity	2005	240,000	2,644,000	37	21,434	535,980	-	15,313
Capital Markets Group - RJA	2004	228,750	2,580,000	47	32,092	649,980	18,000	14,538

Richard K. Riess	2006	$250,000	$1,548,000	-	8,457	$261,998	15,000	$75,830
President and CEO of Eagle	2005	240,000	1,128,000	-	6,278	156,979	-	15,385
Executive VP of RJF	2004	228,750	1,110,000	-	9,256	187,475	18,000	14,607
Managing Director,
Asset Management

Chet Helck	2006	$277,000	$1,300,000	$583	6,455	$199,976	15,000	$67,502
President and COO	2005	266,000	1,100,000	269	5,997	149,965	-	21,674
	2004	253,750	1,180,000	377	10,491	212,478	18,000	14,470

Richard G. Averitt, III	2006	$249,600	$1,140,000	$244	5,164	$159,981	15,000	$71,734
Chairman and CEO - RJFS	2005	240,000	920,000	322	4,198	104,990	-	22,075
	2004	229,524	920,000	589	6,480	131,242	18,000	29,493

(1)  In accordance with the bonus formulas approved by the Compensation Committee for fiscal 2006 and 2005 in accordance with the Senior Management Compensation Plan approved at the Annual Meeting of Shareholders on February 17, 2005 and a bonus formula approved by the shareholders on February 12, 2004.
(2)  Beginning with fiscal 2000, the Company began granting restricted stock as part of the annual bonus to highly compensated employees. Under this Stock Bonus Plan, 1,115,082 shares have been granted related to fiscal years 2006, 2005 and 2004. Dividends are paid to the holders of the stock. The shares vest approximately three years from the date of grant. Because the shares of restricted stock are valued at full market value in this table, rather than the 80% of market value when awarded during 2004, the total of cash bonus and restricted stock may exceed the bonus award computed under the formula for that year. The number of shares have been adjusted for the three-for-two stock split on March 22, 2006.

(3)  This column includes the amount of the Company's contributions to its 401(k) Plan, Profit Sharing Plan, Employee Stock Ownership Plan, Long Term Incentive Plan and other miscellaneous taxable income as reported on the employees W-2. The amounts disclosed for fiscal years 2005 and 2004 are less than those previously reported for those years, because those prior reports mistakenly included the value of restricted stock that vested in those years.

STOCK OPTIONS

The following tables contain information concerning options granted to, and exercised by, the executive officers included in the Summary Compensation Table during the fiscal year.

Option Grants in
Fiscal Year 2006

	Number of				Potential Realizable
	Securities	Percentage of			Value at Assumed
	Underlying	Total Options			Annual Rates of Stock
	Options	Granted to	Exercise of		Price Appreciation for
	Granted	Employees in	Base Price	Expiration	Option Term(2)
Name	#	Fiscal Year(1)	($/Share)	Date	5%	10%
Jeffrey E. Trocin	15,000	0.73%	$24.97	2/1/2012	$127,400	$289,027
Richard K. Riess	15,000	0.73%	$24.97	2/1/2012	$127,400	$289,027
Chet Helck	15,000	0.73%	$24.97	2/1/2012	$127,400	$289,027
Richard G. Averitt, III	15,000	0.73%	$24.97	2/1/2012	$127,400	$289,027

(1)  All of these options were granted on December 1, 2005. The options vest over a period of 62 months.
(2)  Potential realized values represent future value, net of exercise price, of the options granted if the Company’s stock price were to appreciate by 5% and 10% each year of the awards’ five year life.

Aggregate Option Exercises During
Fiscal Year 2006 and Year-end Value
Value of
			Number of	Unexercised
			Unexercised	In-the-Money
			Options at	Options at
	Shares		Sept. 30, 2006	Sept. 30, 2006
	Acquired	Value	(Exercisable/	(Exercisable/
Name	on Exercise	Realized	Unexercisable)	Unexercisable)
Jeffrey E. Trocin	4,569	$56,341	13,430/37,500	$201,689/$355,500
Richard K. Riess	-	-	18,000/37,500	$270,320/$355,500
Chet Helck	-	-	78,300/80,699	$1,189,394/$1,013,254
Richard G. Averitt, III	-	-	44,548/58,202	$675,763/$670,899

COMPARATIVE STOCK PERFORMANCE

The graph below compares the cumulative total shareholder return for the common stock of the Company for the last five fiscal years with the cumulative total return on the Standard & Poor's 500 Index ("S&P 500") and the Dow Jones US Investment Services Index over the same period (assuming an investment of $100 in each on September 30, 2001 and the reinvestment of all dividends).

Name	2001	2002	2003	2004	2005	2006
Raymond James Financial, Inc.	100.00	100.84	136.96	137.79	185.44	256.10
Standard & Poor's 500	100.00	79.51	98.91	112.63	126.43	140.08
Dow Jones US Investment Services	100.00	82.61	116.56	120.79	159.20	207.84

TRANSACTIONS WITH MANAGEMENT AND DIRECTORS

In 1998, as a retention vehicle, the Company extended non-recourse loan commitments to approximately 84 employees for investments in the Raymond James Employee Investment Fund I, L.P., including the following executive officers: Richard G. Averitt, Jeffrey P. Julien, Richard K. Riess, Van C. Sayler, Jeffrey E. Trocin and Dennis W. Zank. Committed loan amounts to these individuals range from $38,400 to $153,600 plus interest per person, with outstanding balances ranging from $18,080 to $72,318 at September 30, 2006.
Similarly in 2001, the Company extended non-recourse loan commitments to approximately 75 employees for investments in Raymond James Employee Investment Fund II, L.P; including Richard G. Averitt, Tim Eitel, Chet B. Helck, Thomas A. James, Jeffrey P. Julien, Paul L. Matecki, Van C. Sayler, Jeffrey E. Trocin, and Dennis W. Zank. Committed loan amounts to these individuals range from $66,667 to $200,000 plus interest per person, with outstanding balances of $37,748 to $188,739 at September 30, 2006.
All of the foregoing loan commitments were entered into prior to the passage of the Sarbanes-Oxley Act (the “Act”) in 2002. Under the Act, the Company is permitted to complete the funding of those commitments.
The Company, in the ordinary course of its business, makes bank loans to, and holds bank deposits for certain of its officers and directors and also extends margin credit in connection with the purchase of securities to certain of its officers and directors who are affiliated with one of the Company's broker-dealers, as permitted under the Act. These transactions have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated persons, and do not involve more than normal risk of collectibility or present other unfavorable features. The Company also, from time to time and in the ordinary course of its business, enters into transactions involving the purchase or sale of securities as principal from, or to, directors, officers and employees and accounts in which they have an interest. These purchases and sales of securities on a principal basis are effected on substantially the same terms as similar transactions with unaffiliated third parties.
Thomas A. James permits the Company to display over 1,500 pieces from his nationally known art collection throughout the Raymond James home office complex, without charge to the Company. The art collection is a marketing attraction for businesses and other organizations, and the Company provides regular tours for clients and local schools, business groups and nonprofit organizations. In return, the Company bears the cost of insurance and the salaries of three staff persons who serve as curators for the collection and conduct business tours. The total cost to the Company for these services during fiscal 2006 was approximately $191,000.
In fiscal 2006, RJ Ltd. paid approximately $215,000 in recruiting/placement fees to Korn Ferry International, of which Paul C. Reilly, a Director of the Company, is Chairman and CEO. See "Information Regarding Board and Committee Structure" above with respect to considerations of Mr. Reilly's independence.
Courtland James, a son of Thomas James, is the Company's Director of Human Resources. Huntington James, a son of Thomas James, is employed in a non-executive position by the Company, as is the son-in-law of Francis S. Godbold.

EQUITY COMPENSATION PLAN INFORMATION

The following table includes stock options and restricted stock that can be issued pursuant to one of the Company's stock-based compensation plans. The table below does not include equity compensation plans that meet the qualification requirements of Section 401(a) of the Internal Revenue Code, namely the Profit Sharing Plan and Employee Stock Ownership Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by shareholders (1)	4,752,612	$17.93	2,859,037
Equity compensation plans not approved by shareholders (2)	2,293,034	$17.20	499,182
Total	7,045,646	$17.69	3,358,219

(1) The Company has four plans that were approved by shareholders: the 1992 and 2002 Incentive Stock Option Plans, the 2003 Employee Stock Purchase Plan and the 2005 Restricted Stock Plan.
(2) The Company has four active plans that were not required to be approved by shareholders: three non-qualified option plans and one restricted stock plan.

The material features of the Company's equity compensation plans which have not been approved by shareholders are, as required by the SEC rules, described below. These descriptions do not purport to be complete and are qualified in their entirety by reference to the plan documents which are included as exhibits to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2006.
Under one of the Company's non-qualified stock option plans, the Company may grant options to independent contractor Financial Advisors. Options are exercisable five years after grant date provided that the Financial Advisors are still associated with the Company. Under the Company's second non-qualified stock option plan, the Company may grant options to the Company's outside directors. Options vest over a three-year period from grant date provided that the Director is still serving on the Board of the Company. Under the Company's third non-qualified stock option plan, the Company may grant options to key management personnel. Option terms are specified in individual agreements and expire on a date no later than the tenth anniversary of the grant date. Under all plans, the exercise price of each option equals the market price of the Company's stock on the date of grant.
Two of the Company's restricted stock plans were not approved by shareholders. Shares have not been issued under the 1999 Restricted Stock Plan since it was replaced by the 2005 Restricted Stock Plan upon the shareholders’ approval of that plan in February 2005.
Under the Company's 1999 Stock Bonus Plan there remained available for future issuance at September 30, 2006, 499,182 restricted shares to officers and certain other employees in lieu of cash for 10% to 20% of annual bonus amounts in excess of $250,000.

The shares are generally restricted for a three year period, during which time the shares are forfeitable in the event of voluntary termination. The compensation cost is recognized over the three year vesting period based on the market value of the shares on the date of grant.

PROPOSAL 2:	TO RATIFY THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2007, and the Board of Directors has directed that management submit the appointment of the independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. KPMG LLP has served as the Company's independent registered public accounting firm since 2001. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement at the Annual Meeting and will be available to respond to appropriate questions.
Neither the Company's By-Laws nor other governing documents or law require shareholder ratification of appointment of KPMG LLP as the Company's independent registered public accounting firm. However, the Audit Committee of the Board of Directors recommended, and the Board of Directors is, submitting the appointment of KPMG LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its shareholders.
Ratification of the appointment of KPMG LLP will require that the votes cast favoring the appointment exceed the votes cast opposing it.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table shows information about fees paid by Raymond James Financial, Inc. to KPMG LLP related to the fiscal years indicated. All fees were approved by the Audit Committee (see discussion in the "Report of the Audit Committee of the Board of Directors").

	2006	2005
Audit fees	$1,715,670	$1,655,605
Audit - related fees	15,300	28,140
Tax fees(a)	128,868	141,906
All other fees	-	-

(a)	Tax fees include fees related to the preparation of Canadian tax returns, consultation on various tax matters and support during income tax audit or inquiries.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 3: TO APPROVE THE 2007 RAYMOND JAMES FINANCIAL, INC. STOCK BONUS PLAN

Background
Under the Company’s 1999 Stock Bonus Plan (“1999 Stock Bonus Plan”), the Company was authorized to issue up to 1,000,000 restricted shares (before adjustments for stock splits and the like) of its common stock to officers and certain other employees of the Company or its subsidiaries whose individual bonuses in any fiscal year are greater than a specified dollar amount annually decided upon by the Corporate Governance, Nominating and Compensation Committee of the Board of Directors (the “Committee”).   For those participants whose bonuses exceeded the specified amount for a particular year, restricted stock has been issued under the 1999 Stock Bonus Plan in lieu of a percentage of their cash bonus. The applicable percentage in any particular year was determined by the Committee.  At December 11, 2006, almost all of the 1,000,000 shares had been awarded under the 1999 Stock Bonus Plan.

The Board of Directors has determined that the growth of the Company and the need to continue to attract and retain valuable employees warrants replacing the 1999 Stock Bonus Plan with a new stock bonus plan.  Accordingly, the Board of Directors has proposed that the shareholders approve the 2007 Raymond James Financial, Inc. Stock Bonus Plan (“2007 Stock Bonus Plan”) which will replace the 1999 Stock Bonus Plan for grants made after approval of the 2007 Stock Bonus Plan by the shareholders.  The Board of Directors unanimously approved and adopted the 2007 Stock Bonus Plan on November 28, 2006.

Summary of the 2007 Stock Bonus Plan
Under the 2007 Stock Bonus Plan, the Company will be authorized to issue up to (i) 3,000,000 restricted shares of its common stock in total and (ii) 750,000 restricted shares in any fiscal year, with such numbers of shares subject to adjustments for stock splits and the like.  The common stock to be delivered under the 2007 Stock Bonus Plan will be authorized and unissued shares or previously issued shares reacquired by the Company, or both. The 2007 Stock Bonus Plan will have other terms similar to the 1999 Stock Bonus Plan.

Persons eligible for awards of restricted stock under the 2007 Stock Bonus Plan shall be officers and certain other employees whose individual bonuses in any fiscal year are greater than a specified dollar amount annually decided upon by the Committee. Because it is generally within the discretion of the Committee to determine which participants receive awards and the number of shares of restricted stock received, it is not possible at the present time to determine the amount of awards or the number of individuals to whom awards will be made under the 2007 Stock Bonus Plan. However, the executive officers of the Company named in the table under the caption “Executive Compensation” herein are among the employees who would be eligible to receive awards under the 2007 Stock Bonus Plan. See table below.

Awards of restricted stock under the 2007 Stock Bonus Plan will be determined by the Committee.  The shares of restricted stock will be valued at the market price of the Company’s common stock on the date of the award, subject to a 10% discount from market price or such other alternative discount from market price as determined by the Committee, although the Committee may in its discretion decide not to apply any discount. Disposition of the shares will be restricted for three years after the date of grant.  Generally, in the event of death, disability or retirement, the restrictions shall lapse. Retirement is defined in the 2007 Stock Bonus Plan in terms of age and years of service.  Voluntary termination of employment (other than by way of retirement) or termination of employment for cause by the Company or its subsidiary results in forfeiture of shares for which the restricted period has not expired.  Restricted shares so forfeited become available for future awards under the 2007 Stock Bonus Plan.

The 2007 Stock Bonus Plan is designed to comply with Rule 16b-3 under the Securities and Exchange Act of 1934, as amended, and, to the extent applicable, with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

Awards under the 2007 Stock Bonus Plan are generally subject to no special provisions upon the occurrence of a change in control transaction with respect to the Company and it is not anticipated that there would be any automatic acceleration of vesting upon the occurrence of a change in control transaction.

The Committee may, at any time and from time to time, amend or terminate some or all of the provisions of the 2007 Stock Bonus Plan. However, any such termination or amendment shall be subject to the approval of the Board of Directors and/or the shareholders of the Company where required by federal or state law or by applicable New York Stock Exchange rules. In any event, neither an amendment to nor termination of the 2007 Stock Bonus Plan shall adversely affect any right of any recipient with respect to any restricted stock previously granted, without the written consent of the recipient.

No benefits have been granted or will be granted under the 2007 Stock Bonus Plan prior to the approval of the 2007 Stock Bonus Plan by the shareholders of the Company.

A copy of the 2007 Stock Bonus Plan is appended as Appendix B to this proxy statement.

Benefits Granted Under the 1999 Stock Bonus Plan
The table below discloses the amounts received under the 1999 Stock Bonus Plan by each of the following persons and groups with respect to bonuses associated with fiscal 2006 performance.

Restricted Stock Grants For Fiscal Year 2006

Name and Position	Dollar Value ($)	Number of Shares
Thomas A. James	$559,994	18,076
Chairman and CEO

Jeffrey E. Trocin	$441,992	14,267
Executive VP, Equity Capital Markets Group - RJA

Richard K. Riess	$261,998	8,457
President and CEO of Eagle
Executive VP of RJF
Managing Director, Asset Management

Chet Helck	$199,976	6,455
President and COO

Richard G. Averitt, III	$159,981	5,164
Chairman and CEO - RJFS

Executive Group	$1,839,809	59,387

Non-Executive Director Group	-	-

Non-Executive Officer Employee Group	$7,757,051	250,389

Required Vote
Approval of the 2007 Stock Bonus Plan will require that the votes cast favoring approval of the 2007 Stock Bonus Plan exceed the votes cast opposing it.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

PROPOSAL 4: TO APPROVE THE 2007 RAYMOND JAMES FINANCIAL, INC. STOCK OPTION PLAN FOR INDEPENDENT CONTRACTORS

Background
Under the Company’s Amended Stock Option Plan for Independent Contractors (“1990 Contractor Plan”), the Company was authorized to issue options for up to 300,000 shares (before adjustments for stock splits and the like) of its common stock to registered representatives who were independent contractors of its subsidiary broker-dealer entities.  At December 11, 2006, options for almost all of the 300,000 shares had been awarded under the 1990 Contractor Plan.

The Board of Directors has recognized over the years that the growth of the Company’s broker-dealer subsidiaries that operate in whole or in part through independent contractors, including RJFS, and the need to continue to attract and retain valuable independent contractor registered representatives in a very competitive environment requires that the Company have available to it a variety of incentives for those independent contractors. Accordingly, the Company has had in place since 1985 a stock option plan for independent contractors. Although the Board has proposed that the shareholders approve the 2007 Raymond James Financial, Inc. Stock Option Plan for Independent Contractors (“2007 Contractor Plan”), the Board has also requested senior management to evaluate alternative forms of incentive compensation in terms of relative cost to the Company, tax efficiency, ease of administration and competitiveness with incentives offered by competitors. The Board of Directors unanimously approved and adopted the 2007 Contractor Plan on December 20, 2006, so that the Company will continue to have this form of incentive compensation available while such evaluation is undertaken. However, the Company may not grant any options under the 2007 Contractor Plan, may grant a reduced number of options compared to prior years, or may amend or even terminate the 2007 Contractor Plan and institute other forms of incentive compensation for its independent contractor registered representatives.

Summary of the 2007 Contractor Plan
Under the 2007 Contractor Plan, the Company will be authorized to issue options for up to (i) 2,000,000 shares in total and (ii) 500,000 shares in any fiscal year (subject to adjustments for stock splits and the like) of its common stock.  The common stock to be delivered under the 2007 Contractor Plan will be authorized and unissued shares or previously issued shares reacquired by the Company, or both. The 2007 Contractor Plan will have other terms similar to the 1990 Contractor Plan.

Awards of options to purchase shares of the Company’s common stock under the 2007 Contractor Plan will be granted by the Committee only to independent contractor registered representatives.   Such options will be “non-qualified options” under the Code. The Committee will have discretion in determining the number of shares of common stock to be covered by each option granted to a recipient. The maximum number of shares of common stock with respect to which options may be granted to any independent contractor during any one fiscal year is 2,500. The option price for shares to be issued pursuant to any option granted under the 2007 Contractor Plan will be the fair market value of a share of common stock on the date of the grant.  The market value of a share of common stock on December 11, 2006 was $31.69.

Subject to the limitations set forth in the 2007 Contractor Plan, payment for shares with respect to which an option is exercised may be made wholly or partially (i) in cash,(ii) in common stock, (iii) by delivering a properly executed exercise notice to the Company, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price, and/or (iv) in such other form as shall be determined by the Committee at the time of the grant of the option. The term of each option granted under the 2007 Contractor Plan shall be six years from the date of grant.  Unless the Committee provides otherwise in the option, the option shall be exercisable only during the last year of the term of the option, except in the case of disability, death or retirement, whereupon the options become immediately exercisable.   Generally, in the event of death or disability the option must be exercised within 12 months from the occurrence of such event, but in no event later than the end of the originally specified term of the option. In the case of retirement, unless otherwise provided in the option, the exercisability of the option will end 90 days after the date of retirement, but in no event later than the end of the originally specified term of the option. Retirement is defined in the 2007 Contractor Plan in terms of age and years of service. Generally, unexercised options will expire upon the termination of the independent contractor relationship. Unissued shares associated with options that have expired or become unexercisable without being fully exercised, will become available for the grant of subsequent options under the 2007 Contractor Plan.  Because it is generally within the discretion of the Committee to determine which participants receive awards and the number of options received, it is not possible at the present time to determine the amount of option awards or the number of individuals to whom awards will be made under the 2007 Contractor Plan. Although the benefits that will be awarded under the 2007 Contractor Plan are not determinable at this time, a total of 427,538 options were granted under the 1990 Contractor Plan during fiscal 2006, none of which were granted to executive officers or directors of the Company.

Awards under the 2007 Contractor Plan are generally subject to no special provisions upon the occurrence of a change in control transaction with respect to the Company and it is not anticipated that there would be any automatic acceleration of vesting or ability to exercise upon the occurrence of a change in control transaction.

The Committee may, at any time and from time to time, amend or terminate some or all of the provisions of the 2007 Contractor Plan. However, any such termination or amendment shall be subject to the approval of the Board of Directors and/or the shareholders of the Company where required by federal or state law or by applicable New York Stock Exchange rules. In any event, neither an amendment to nor termination of the 2007 Contractor Plan shall adversely affect any right of any recipient with respect to any option previously granted, without the written consent of the recipient.

A copy of the 2007 Contractor Plan is appended as Appendix C to this proxy statement.

Federal Income Taxes of Stock Option Grants
The following is a summary of some of the more significant federal income tax consequences under present law of the granting and exercise of stock options under the 2007 Contractor Plan.

All stock options issued under the 2007 Contractor Plan will be nonqualified stock options. Because the Company does not anticipate that any such nonqualified stock option will have a readily ascertainable fair market value when issued, the recipient of such an option should not recognize any taxable income or loss for federal income tax purposes at the time the option is granted. The exercise of the nonqualified stock option, however, will generally result in the immediate recognition of taxable income by its holder at ordinary income rates based on the difference between the purchase price for shares covered by the option and the fair market value of the shares received at the time of exercise.TheCompany will receive a corresponding deduction at the same time. If shares acquired upon exercise of a stock option are later sold or exchanged, then the difference between the amount received upon such sale, exchange or disposition and the fair market value of such stock on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the holder) depending upon the length of time such shares were held by the holder. However, if an option is exercised through the use of shares of common stock previously owned by the holder of the stock option, such exercise generally will not be considered a taxable disposition of the previously owned stock and, thus, no gain or loss will be recognized with respect to such previously owned stock upon such exercise. The amount of any built-in gain on the previously owned stock generally will not be recognized until the new stock acquired on the option exercise is disposed of in a sale or other taxable transaction. The specific application and impact of the tax rules will vary depending on the specific personal situation of individual independent contractors.

Required Vote
Approval of the 2007 Contractor Plan will require that the votes cast favoring approval of the 2007 Contractor Plan exceed the votes cast opposing it.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

PROPOSAL 5: TO APPROVE AN AMENDMENT TO THE 2005 RAYMOND JAMES FINANCIAL, INC. RESTRICTED STOCK PLAN TO INCREASE THE NUMBER OF SHARES BY 2,000,000

Background
Under the 2005 Raymond James Financial, Inc. Restricted Stock Plan, as amended, (the “2005 Restricted Stock Plan”) the Company is authorized to issue up to (i) 2,250,000 restricted shares of common stock and restricted stock units (“RSUs”) in total and (ii) 1,000,000 restricted shares and RSUs in any fiscal year (subject to adjustments for stock splits and the like) to employees and independent contractor registered representatives.   That 2,250,000 share/unit number represents the 1,500,000 shares initially authorized when the plan was adopted in February 2005, adjusted to reflect the impact of the Company’s March 2006 three-for-two stock split. The common stock to be delivered under the 2005 Restricted Stock Plan will be authorized and unissued shares or previously issued shares reacquired by the Company, or both.

At December 11, 2006, approximately 1,499,441 restricted shares and RSUs had been awarded under the 2005 Restricted Stock Plan.  That number reflects an adjustment to those shares awarded under the plan prior to the Company’s March 2006 stock split to reflect that split. Awards are made in connection with the initial employment or association of individuals and, pursuant to retention strategies, to individuals who are determined by management to be responsible for a significant contribution to the growth and/or profitability of the Company.

The Board of Directors has determined that the growth of the Company and the need to continue to attract and retain valuable employees and independent contractor registered representatives warrants the increase in the number of shares available by 2,000,000.  Accordingly, the Board of Directors has proposed that shareholders approve an amendment to the 2005 Restricted Stock Plan, which will increase the number of shares available under the plan by 2,000,000 (before adjustments for stock splits and the like).

Summary of the 2005 Restricted Stock Plan
The 2005 Restricted Stock Plan was approved by the shareholders at the February 2005 annual meeting.  It was amended by the Committee in February 2006 to provide for the issuance of RSUs. The 2005 Restricted Stock Plan was amended again by the Committee in May 2006 to clarify that certain adjustments to the number of shares covered by the 2005 Restricted Stock Plan would occur automatically in the future upon certain triggering events.

Awards of restricted stock and RSUs under the 2005 Restricted Stock Plan are to be determined by the Committee based upon recommendations from management, except that awards in connection with initial employment or association may be granted by senior officers if within specified limits. Because it is generally within the discretion of the Committee to determine which participants receive awards and the number of shares of restricted stock received, it is not possible at the present time to determine the amount of awards or the number of individuals to whom awards will be made under the 2005 Restricted Stock Plan. However, the executive officers of the Company named in the table under the caption “Summary Compensation Table” herein are among the employees who would be eligible to receive awards under the 2005 Restricted Stock Plan.

The shares of restricted stock and RSUs are valued at the market price of the Company’s common stock on the date of the award.  The restrictions regarding disposition of shares and RSUs are governed by the terms of the award and may vary for each participant; generally, however, shares and RSUs awarded under the 2005 Restricted Stock Plan will not vest until three years after the date of the award, except in the event of death or disability whereupon the restrictions would lapse.  Upon retirement of a participant, a portion of the award may vest based upon the years of service of the participant and satisfying the applicable restrictions on post retirement competition. For purposes of the 2005 Restricted Stock Plan, unless otherwise defined in the grant of the specific award to the participant, retirement is defined as a participant’s separation of service from the Company or any subsidiary after attainment of age 65.  Voluntary termination of employment (other than by way of retirement) or termination of employment for cause by the Company or its subsidiary results in forfeiture of shares for which the restricted period has not expired.  Restricted shares so forfeited become available for future awards under the 2005 Restricted Stock Plan.

The 2005 Restricted Stock Plan is designed to comply with Rule 16b-3 under the Securities and Exchange Act of 1934, as amended, and, to the extent applicable, with the provisions of Section 409A of the Code .

Awards under the 2005 Restricted Stock Plan are generally subject to no special provisions upon the occurrence of a change in control transaction with respect to the Company and it is not anticipated that there would be any automatic acceleration of vesting upon the occurrence of a change in control transaction.

The Committee may, at any time and from time to time, amend or terminate some or all of the provisions of the 2005 Restricted Stock Plan. However, any such termination or amendment shall be subject to the approval of the Board of Directors and/or the shareholders of the Company where required by federal or state law or by applicable New York Stock Exchange rules. In any event, neither an amendment to nor termination of the 2005 Restricted Stock Plan shall adversely affect any right of any recipient with respect to any restricted stock previously granted, without the written consent of the recipient.

A copy of the 2005 Restricted Stock Plan as proposed to be amended is appended as Appendix D to this proxy statement.

Except as described in the last sentence of this paragraph, the benefits that will be awarded under the 2005 Restricted Stock Plan in the future are not determinable at this time, a total of 1,007,827 shares and 167,370 RSUs were granted under the 2005 Restricted Stock Plan during fiscal 2006, none of which were granted to the Company's executive officers. In December 2006, an executive officer who is not a Named Executive Officer was awarded 9,775 restricted shares under the 2005 Restricted Stock Plan. The dollar value of these restricted shares was $300,000 on the grant date.

Required Vote
Approval of the amendment to the 2005 Restricted Stock Plan will require that the votes cast favoring approval of the amendment to the 2005 Restricted Stock Plan exceed the votes cast opposing it.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 5.

OTHER MATTERS

Proposals which shareholders intend to present at the 2008 Annual Meeting of Shareholders must be received by the Company’s Secretary no later than September 19, 2007 to be eligible for inclusion in the proxy material for that meeting or otherwise submitted at the meeting.
Management knows of no matter to be brought before the meeting which is not referred to in the Notice of Meeting. If any other matters properly come before the meeting, it is intended that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

By Order of the Board of Directors,

/s/ Paul L. Matecki, Secretary
January 9, 2007

Appendix A

As amended by the Board of Directors on 11/28/2006
CHARTER OF THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS

1. Mission Statement

The Audit Committee serves as the principal agent of the Board of Directors in fulfilling the Board’s oversight responsibilities with respect to the integrity of the Company’s financial reporting, the independent auditor’s qualifications and independence, the Company’s systems of internal controls, the functioning of the Company’s Internal Audit Department and the Company’s procedures for establishing compliance with legal and regulatory requirements.

2. Responsibilities and Duties

The Committee’s responsibility is oversight, and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements. Additionally, the Committee recognizes that financial management (including the internal audit staff), as well as the independent accountants, have more knowledge of accounting and auditing requirements and more detailed information about the Company than do the members of the Committee; consequently, in carrying out its oversight responsibilities the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent accountants’ work.

3. Membership

The Audit Committee (the Committee) shall be comprised of at least three independent directors (in accordance with the independence standards adopted from time to time by the NYSE and SEC). The members of the Committee shall be appointed by the Board of Directors upon the recommendation of the Corporate Governance Committee and shall be persons who are financially literate, in the judgment of the Board of Directors. At least one of the members of the Committee shall be a person who, in the judgment of the Board of Directors, has accounting or financial management expertise. At least one of the members of the Committee shall be a person who, in the judgment of the Board of Directors, is qualified to serve as an audit committee financial expert under NYSE and SEC rules.

4. Meetings and Discussions

Generally, the Audit Committee shall hold formal meetings prior to each quarterly meeting of the Board of Directors and telephone meetings with the Company’s Chief Financial Officer and the independent accountants prior to the release of quarterly financial results. Additional meetings, either in person or by telephone, may be held from time to time as determined by the Chair of the Committee. In addition, members of the Audit Committee are free to contact members of management including financial managers, compliance managers, the Director of Internal Audit, the Senior Vice President for Risk Management, the Company’s internal and outside counsel and the Company’s independent accountants whenever they consider appropriate; the Committee may request reports or presentations at Committee Meetings from any of these individuals. The Committee shall meet periodically with senior management responsible for the Company’s financial reporting.

5. Financial Reporting Oversight; Relationship with Company’s Independent Accountants

a. The Company’s independent accountants are ultimately accountable to the Board of Directors, as representative of the Company’s shareholders. The Audit Committee exercises the responsibility of the Board of Directors in that oversight role.

b. The Audit Committee shall be directly responsible for the appointment, retention, compensation, and oversight of the work of the independent accountants employed by the Company (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. In that connection, the independent accountants shall report directly to the Audit Committee and the Committee shall determine appropriate funding for payment of compensation to the Company’s independent accountants.

c. In connection with the appointment and reappointment of the independent accountants, the Committee shall review their independence and obtain written disclosures from them regarding all relationships with the Company that could affect their independence. In that connection at least annually the Committee shall obtain and review a report by the independent accountants describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess their independence) all relationships between the independent accountants and the company.

d. The Audit Committee shall approve in advance any audit and non-audit services, including tax services, to be performed for the Company by its independent accountants, except for services that were not recognized at the time of the engagement to be non-audit services and for which the compensation does not exceed 5% of the total revenues paid to the independent accountants by the Company during the fiscal year; provided, however, that such "de minimis" services are approved by the Audit Committee or one or more members to whom authority has been granted to make such approval prior to completion of the audit. In that connection, the Committee shall receive from the independent accountants, at least annually, a written statement setting out all relationships between them and the Company and the fees paid for those services.

e. The Committee shall meet with the independent accountants on a regular basis, as it determines appropriate. At least once a year, the Committee shall meet with representatives of the independent accountants without the presence of management representatives.

f. The Committee, or one of its members, shall meet with the representatives of the independent accountants prior to commencement of the annual audit in order to review the audit scope and approach, and any specific areas of risk that the auditors propose to focus on.

g. Following conclusion of the year-end audit, but prior to release of the financial statements, the Committee, or one of its members, shall discuss with representatives of the independent accountants the financial statements and the results of the audit, including any disagreements with management regarding audit scope or accounting presentation.

h. Prior to release of the financial results and related press releases for each quarter and the fiscal year the Committee, or one of its members, shall review them with management and representatives of the independent accountants, and shall review with them the "Management’s Discussion and Analysis" section of the Company’s filings with the SEC. The Committee shall also discuss financial information and any earnings guidance provided to rating agencies and analysts.

i. At least annually, the Committee shall review with representatives of the independent accountants their judgments concerning the quality of the Company’s accounting principles as reflected in its financial reporting, whether those principles are consistent with industry standards or represent minority positions, and the clarity of disclosure of information. The Committee shall also review with the independent accountants their views regarding any significant estimates made by management which are reflected in the financial statements.

In that connection, the Audit Committee shall review with the independent accountants:

(1) All critical accounting policies and practices to be used;

(2) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and

(3) Other material written communications between the independent accountants and the management of the Company, such as any management letter or schedule of unadjusted differences.

Based on the review and discussions described above, the Committee shall recommend to the Board of Directors whether the financial statements should be included in the Annual Report on Form 10-K.

j. At least annually, the Committee shall receive from the independent accountants a report of their recommendations to improve the Company’s internal control structure and operational efficiency. The Committee shall obtain and review management’s response to these recommendations.

k. The Committee shall approve in advance any proposed hiring by the Company of an employee or former employee of the Company’s independent accountants.

6. Oversight of the Internal Audit Department, Internal Controls and Risk Management

a. The Committee shall have oversight responsibility with respect to the Company’s Internal Audit Department. In that connection, the Committee shall maintain regular contact with the Director of Internal Audit and meet with her/him at least once a year without the presence of management representatives.

b. The Committee shall receive and review reports from the Internal Audit Department with respect to the results of audits undertaken and management’s response to recommendations from the Department. The Committee shall have the authority to direct the Internal Audit Department to undertake specific projects, including review of specific departments of the Company.

c. The Committee shall receive regular reports from the Senior Vice President for Risk Management and review periodically the Company’s policies with respect to risk assessment and risk management.

d. The director of internal audit and Senior Vice President for Risk Management shall have access to the members of the Audit Committee on a direct basis as necessary, and shall attend meetings of the Committee as requested by the Committee.

7. Oversight of the Compliance Departments of Major Subsidiaries and Divisions, and Legal and Regulatory Matters.

a. The Committee shall receive reports from the Company’s General Counsel regarding activities of the compliance directors of the broker-dealers and major subsidiaries and divisions of the Company. At least once a year, the compliance directors shall submit reports to the Committee on activities undertaken during the year, any regulatory problems encountered and regulatory issues that may affect the Company in the future.

b. The Committee shall receive regular reports from the Company’s General Counsel regarding material legal and regulatory matters.

8. Other Responsibilities

a. The Committee shall establish and review procedures for:

(1) The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

(2) The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

b. At least annually, the Committee shall receive reports from Senior Financial Officers of the Company regarding their compliance with the code of ethics for Senior Financial Officers. The Committee shall report material violations of the Code of Ethics that are brought to their attention to the Board of Directors with a recommendation for appropriate action.

c. At least annually, the Committee shall review with the Company’s Chief Executive Officer and Chief Financial Officer the certifications they sign in SEC reports regarding the Company’s disclosure controls, the design and operation of the Company’s internal controls and any material weaknesses they have identified, or any fraud involving management or other employees they have identified during the course of their review of the Company’s controls.

d. The Committee shall prepare an annual report to be included in the Company’s annual proxy statement to shareholders.

9. General

a. In exercising its oversight responsibility, the Committee shall have access to members of management and may inquire into any issues that it considers to be of material concern to the Committee or the Board of Directors.

b. The Committee shall have authority to conduct or authorize investigations into any matters within its scope of responsibilities and to retain advisers, including counsel and other professionals, to assist in the conduct of any investigation and determine their compensation.

c. The Committee shall report regularly to the Board of Directors with respect to its activities.

d. The Committee shall review this charter annually and make changes as it considers appropriate.

e. The Committee shall participate in an annual performance evaluation of its activities by the Board of Directors.

Appendix B

2007 RAYMOND JAMES FINANCIAL, INC. STOCK BONUS PLAN

SECTION 1. PURPOSE OF THE PLAN.

The name of this plan is 2007 RAYMOND JAMES FINANCIAL, INC. STOCK BONUS PLAN (the "Plan"). The purpose of the Plan is to enable RAYMOND JAMES FINANCIAL, INC. (the "Company") and its Subsidiaries to attract, retain and motivate officers and certain other employees, to compensate them for their contributions to the growth and profits of the Company and to encourage ownership of stock in the Company on the part of such personnel. The Plan provides incentives to participating officers and certain other employees which are linked directly to increases in stockholder value and therefore is designed to inure to the benefit of all stockholders of the Company.

SECTION 2. DEFINITIONS.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) "Board" means the Board of Directors of the Company.

(b) "Cause" means termination by the Company or a Subsidiary of a Participant's employment upon (i) the willful and continued failure by such Participant to perform satisfactorily the duties consistent with his or her title and position reasonably required of him or her by the Board or supervising management (other than any such failure resulting from incapacity due to physical or mental illness), (ii) the commission by such Participant of a felony, or the perpetration by such Participant of a dishonest act or common law fraud against the Company or a Subsidiary, or (iii) any other willful act or omission (including without limitation the deliberate and willful violation of any corporate policy or regulation) which could reasonably be expected to expose the Company or a Subsidiary to civil liability under the law of the applicable jurisdiction or causes or may reasonably be expected to cause significant injury to the financial condition or business reputation of the Company or a Subsidiary. For purposes of this Subsection, no act, or failure to act, on a Participant's part shall be deemed "willful" unless done, or omitted to be done, by such Participant not in good faith and without reasonable belief that his action or omission was in the best interest of the Company or a Subsidiary.

(c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(d) "Committee" means the Corporate Governance, Nominating and Compensation Committee of the Board or any successor thereto or such other committee designated by the Board to serve as the Committee hereunder, appointed by the Board from among its members, who are and shall remain Committee members only so long as they remain "non-employee directors " as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), "independent" within the meaning of Section 303A (Corporate Governance Standards) in the New York Stock Exchange Listed Company Manual, and "outside directors" within the meaning of Section 162(m) of the Code.

(e) "Disability" means permanent and total disability as determined under the Company's long-term disability plan or, in the absence of such long-term disability plan, a mental or physical condition which totally and presumably permanently prevents the Participant from engaging in any substantial gainful employment with the Company or the Subsidiary with which the Participant was employed prior to the inception of the disability.

(f) "Eligible Employee" means an employee of the Company or any Subsidiary as described in Section 3, whose bonus in any fiscal year is greater than a certain amount to be determined annually by the Committee.

(g) "Participant" means an Eligible Employee selected by the Committee, pursuant to the Committee's authority in Section 6, to receive an award of Restricted Stock.

(h) "Restricted Stock" means an award of shares of Stock that is subject to the restrictions set forth in Section 5.

(i) "Retirement" means no longer being occupied in one's business or profession and terminating active employment with the Company or Subsidiary after either (i) reaching a minimum age of 55 so that the combination of both age and years of employment with the Company or Subsidiary equals or exceeds 75, (ii) reaching age 60 and having 5 years of employment with the Company or a Subsidiary, or (iii) reaching age 65.

(j) "Section 16(a) Person" means any officer or director of the Company or any Subsidiary who is subject to the reporting requirements of Section 16(a) of the 1934 Act with respect to the Stock of the Company.

(k) "Stock" means the common stock of the Company, $.01 par value.

(l) "Subsidiary" means any corporation (other than the Company) or other entity 50% or more of the total combined voting power of all classes of stock or other proprietary interests of which is owned, directly or indirectly, by the Company.

SECTION 3. ELIGIBILITY AND PARTICIPATION.

Officers and certain other employees of the Company or its Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the Company or its Subsidiaries shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among Eligible Employees.

SECTION 4. AMOUNT AND FORM OF AWARDS.

(a) Awards under the Plan shall be determined from time to time by the Committee in its discretion, including adoption by the Committee of a formula for determining awards. In determining awards, the Committee may, in its sole discretion, among other things, determine the percentages of annual bonus to be made as awards hereunder in lieu of cash payments and the amount of the percentage discount, if any, to be used in computing the number of shares of Restricted Stock to be awarded to any particular Participant. A Participant will receive all such awards hereunder in Restricted Stock.

(b) The maximum number of shares of Stock which may be issued under the Plan as Restricted Stock shall be (i) 3,000,000 in total and (ii) 750,000 in any fiscal year, subject to adjustment as provided in Section 7, and such shares may be authorized but unissued shares, or previously issued shares reacquired by the Company, or both. In the event any Restricted Stock is forfeited prior to the end of the Restricted Period (as defined in paragraph (c)(i) of Section 5), the shares of Stock so forfeited shall immediately become available for future awards.

SECTION 5. RESTRICTED STOCK.

(a) The number of shares of Restricted Stock awarded to a Participant under the Plan will be determined in accordance with Section 4(a). In order to reflect the impact of the restrictions on the value of the Restricted Stock, as well as the possibility of forfeiture of Restricted Stock, the Committee shall, solely for purposes of determining the number of shares of Restricted Stock to be awarded to any particular Participant, apply a discount of ten percent (10%) to the fair market value of the Stock; provided however that the Committee may, where it deems appropriate, and in its sole discretion, and for purposes of determining the number of shares of Restricted Stock to be awarded to any particular Participant, apply an alternative discount rate or no discount at all. The dollar value of an award will be divided by the fair market value of the Stock (or by the discounted fair market value of the Stock, if applicable) to determine the number of shares of Restricted Stock in an award. The value of fractional shares will be paid in cash. For purposes of this Plan, the fair market value of Stock for an award will be the Stock’s closing price on the New York Stock Exchange or the last sale price on any other national securities exchange registered under the Securities and Exchange Act of 1934, as amended, upon which the Stock is then listed on such date, or if the Stock was not traded on such date, on the next preceding day on which sales of shares of the Stock were reported, all as determined by the Committee. The Committee, in its sole discretion, may provide for alternative methods of determining the fair market value of Stock for such awards, and may also provide for alternative forfeiture provisions, so long as the alternative methods or provisions do not (i) materially increase the benefits, (ii) materially increase the number of shares of Restricted Stock issued or (iii) materially modify the eligibility requirements applicable to Section 16(a) Persons.

(b) All shares of Restricted Stock shall be held in an individual account for each Participant until the Restricted Period (as defined in paragraph (c)(i) of this Section 5) has expired. Such Company records shall, absent manifest error, be binding on the Participants.

(c) The shares of Restricted Stock awarded pursuant to this Section 5 shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan, during the three-year period (together with any extensions thereof approved as provided herein) commencing on the date of the award (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. The Committee may, in its sole discretion, (x) initially provide for an alternative Restricted Period or alter the three-year Restricted Period for a previously granted award (provided that the Committee may not extend the Restricted Period for a previously granted award without the Participant's written consent), (y) during any extension of such Restricted Period, provide for alternative restrictions (provided that nothing contained in this clause shall grant the Committee any additional powers under the Plan with respect to awards granted to or to be granted to Section 16(a) Persons), and (z) accelerate the lapse of any such restrictions in whole or in part or waive any such restrictions in whole or in part based on such factors and such circumstances as the Committee may determine, in its sole discretion, including, but not limited to, the Participant's Retirement, termination, death or Disability. If a Participant is subject to an employment contract with the Company or a Subsidiary which provides for a bonus deferral that is more restrictive than the Restricted Period, then the bonus deferral provisions of that employment agreement shall take precedence.

(ii) Unless the Committee in its sole discretion shall determine otherwise at or prior to the time of the grant of any award, the Participant shall have the right to direct the vote of his shares of Restricted Stock during the Restricted Period. The Participant shall have the right to receive any dividends on such shares of Restricted Stock.

(iii) Shares of Restricted Stock shall be delivered to the Participant in accordance with paragraph (a) of Section 9 promptly after, and only after, the Restricted Period shall expire (or such earlier time as the restrictions may lapse in accordance with paragraph (c)(i) of this Section 5) without forfeiture in respect of such shares of Restricted Stock.

(d) Subject to the provisions of paragraph (c)(i) of this Section 5, the following provisions shall apply to a Participant's shares of Restricted Stock prior to the end of the
Restricted Period (including extensions):

(i) Upon the death, Disability or Retirement of a Participant, the restrictions on his or her Restricted Stock shall immediately lapse. Upon the death of a Participant, such Participant's Restricted Stock shall transfer to the Participant's beneficiary as such beneficiary is designated on a form provided by the Company, or if no beneficiary is so designated, by will or the laws of descent and distribution.

(ii) If a Participant voluntarily terminates employment (other than as a result of or pursuant to Retirement) or if a Participant is involuntarily terminated for Cause, such Participant shall forfeit his or her Restricted Stock for which the Restricted Period has not expired on the date that the Participant voluntarily terminates employment or is involuntarily terminated for Cause.

SECTION 6. ADMINISTRATION.

The Plan shall be administered by the Committee which shall be appointed by the Board and which shall serve at the pleasure of the Board.

The Committee shall have the power and authority to grant Restricted Stock to Participants, pursuant to the terms of the Plan.

In particular, the Committee shall have the authority:

(i) to select those employees of the Company and its Subsidiaries who are Eligible Employees;

(ii) to determine whether and to what extent Restricted Stock is to be granted to Participants hereunder;

(iii) to determine the number of shares of Stock to be covered by such award granted hereunder;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder; and

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instructions evidencing the Restricted Stock.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan; and to otherwise supervise the administration of the Plan. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

The Committee may delegate the administrative details and management of the Plan to members of the Company’s management and staff. No such delegation shall affect their right to make final decisions with respect to any matter arising under the Plan.

SECTION 7. ADJUSTMENTS UPON A CHANGE IN COMMON STOCK.

In the event of any change in the outstanding Stock of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event that may equitably require an adjustment in the number or kind of shares that may be issued under the Plan pursuant to Section 4(b), then in such event appropriate adjustment shall automatically be made in the maximum number and kind of shares remaining available for issuance under the Plan. The Committee may take any additional action it deems necessary, in accordance with its sole discretion, to further confirm such adjustments and any such additional action shall be conclusive and binding for all purposes of the Plan.

SECTION 8. AMENDMENT AND TERMINATION.

The Plan may be amended or terminated at any time and from time to time by the Committee, subject to Board and/or stockholder approval where required by federal or state law or by applicable New York Stock Exchange rules. Neither an amendment to the Plan nor the termination of the Plan shall adversely affect any right of any Participant with respect to any Restricted Stock theretofore granted without such Participant's written consent.

SECTION 9. GENERAL PROVISIONS.

(a) All shares of Restricted Stock delivered under the Plan after the Restricted Period has expired shall be distributed in accordance with the instructions of each Participant. Such shares of Stock shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law.

(b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

(c) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) A Participant's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner and no such right or interest of any Participant in the Plan shall be subject to any obligation or liability of such Participant.

(e) The Company and its Subsidiaries shall have the right to deduct from any payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Stock upon the lapse of restrictions on Restricted Stock that the Participant pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue shares. Unless the Committee shall in its sole discretion determine otherwise, payment for taxes required to be withheld may be made in whole or in part, by an election by a Participant in accordance with rules adopted by the Committee from time to time to have the Company withhold Stock otherwise issuable pursuant to the Plan having a fair market value equal to such tax liability, to be determined in such reasonable manner as may be provided for from time to time by the Committee or as may be required in order to comply with or to conform to the requirements of any applicable or relevant laws or regulations.

(f) The Plan is intended to comply with all applicable conditions of Rule 16b-3 of the 1934 Act or any successor statute, rule or regulation. All transactions involving any Section 16(a) Person shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in the Plan. Any provision of the Plan which is contrary to Rule 16b-3 shall not apply to Section 16(a) Persons.

SECTION 10. EFFECTIVE DATE OF PLAN.

The Plan shall be effective as of the date of approval of the Plan by the stockholders of the Company or such other date as the stockholders of the Company may so determine.

Appendix C

2007
RAYMOND JAMES FINANCIAL, INC.
STOCK OPTION PLAN
FOR INDEPENDENT CONTRACTORS

THIS IS THE 2007 RAYMOND JAMES FINANCIAL, INC. STOCK OPTION PLAN FOR INDEPENDENT CONTRACTORS, hereinafter referred to as the "Plan", as hereby adopted by Raymond James Financial, Inc., (the "Company"), and is made with reference to the following recitals:

A. The Company recognizes that fringe benefits provided by the Company are vitally important to attract and retain the best available personnel, to provide additional incentive to contribute to the success of the Company and to promote the growth and general prosperity of the Company.

B. By way of this document, the Company hereby establishes this Plan in order to attain the above stated objectives.

C. The Plan is designed to establish a plan pursuant to which key independent contractor registered representatives can be granted stock options to purchase Shares of the Company’s Common Stock.

D. The Plan is not intended to qualify as an Incentive Stock Option Plan under Section 422 of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, the Company hereby adopts this Plan to read as follows:

  1.  Definitions. As used herein, the following definitions shall apply:

            (a)       "Board" shall mean the Board of Directors of the Company.
(b)  "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

            (c)  "Committee" shall mean the Corporate Governance, Nominating and Compensation Committee, or any successor thereto or such other committee  designated by the Board to serve as the Committee hereunder, as appointed by the Board.

            (d)  "Continuous Contractual Relationship" or "Continuous Status As An Independent Contractor" shall mean the absence of any interruption,  expiration or termination of an Optionee’s independent contractor relationship as a registered representative with the Company or any Subsidiary (including for these purposes any Subsidiary which now exists or hereafter is organized or acquired by the Company).

(i)  Continuous Contractual Relationship shall not be considered interrupted in the case of any sick leave, any military leave or any other temporary interruption in such person’s availability to provide services to the Company or a Subsidiary which has been authorized in writing by a
                 Vice  President or other more senior officer of the Company or the Subsidiary; provided, however, that the Company may require suspension of vesting in such cases.

(ii)  Unless otherwise expressly limited in the particular option award, Continuous Contractual Relationship also shall not be considered interrupted if such person changes from having an independent contractor relationship with the Company or any Subsidiary to being an employee of Raymond James Financial Services, Inc. or its successor, and thereafter, for purposes of any outstanding options issued to such person under this Plan, the person’s Continuous Contractual Relationship, and the effects of an interruption, expiration or termination thereof (including by reason of death or Disability), shall be determined with reference to the provisions of the Company’s 2002 Incentive Stock Option Plan (or any comparable stock option for officers and employees adopted as a replacement or superseding option plan).

(e)  "Contractor" shall mean any person entering into a registered representative contractual relationship with the Company or a Subsidiary.

             (f)  "Disability" shall mean a mental or physical condition which totally and presumably permanently prevents the Contractor from continuing to have a  Continuous Contractual Relationship with the Company or the Subsidiary with which the Contractor had such a relationship prior to the inception of the disability.

                 (g)  "Option" shall mean a stock option granted pursuant to the Plan.

              (h)  "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

               (i)  "Optionee" shall mean a Contractor who receives an Option.

                   (j)  "Retirement" shall mean terminating Continuous Contractual Relationship with the Company or Subsidiary and confirming in writing to the Company at the time of such termination that such person will thereafter no longer be occupied in one’s business or profession.

                   (k)  "Share" shall mean a share of the Common Stock of the Company, as adjusted in accordance with Section 11 of the Plan.

                    (l)  "Subsidiary" shall mean any corporation (other than the Company) or other entity 50% or more of the total combined voting power of all classes of stock or other proprietary interests of which is owned, directly or indirectly, by the Company.

2.  Stock Subject to the Plan.
            (a)  Number of Shares. Subject to the provisions of Section 11 of the Plan, the maximum number of Shares which may be optioned and issued under the Plan shall be (i) 2,000,000 in total and (ii) 500,000 in any fiscal year. Such Shares may be authorized, but unissued, or may be treasury Shares.

                            (b) Expired or Unexercisable Options. If an Option should expire or become unexercisable for any reason without having been exercised in full (whether as a result of a failure to vest, a failure of the holder to exercise any vested portion or otherwise), the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for other Options under the Plan.

 3.  Administration of the Plan.

               (a)  Administration by the Committee. The Plan shall be administered by the Committee which shall be appointed by the Board and which shall serve at  the pleasure of the Board.

                                    (b)  Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority:

(1)  To determine the Contractors to whom, and the time or times at which Options shall be granted, and the number of Shares to be represented by each Option;

(2)  To interpret the Plan;

(3)  To prescribe, amend and rescind rules and regulations relating to the Plan;

(4)  To determine the terms and provisions not inconsistent with the terms of the Plan, of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

(5)  To authorize any person to execute on behalf of the Company any instrument required to effectuate the issuance of an Option previously granted by the Committee; and

(6)  To supervise the administration of the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan.

    In the case of any initial association grants, senior executive officers shall have the authority to take the actions set forth in subsections (1) and (4) of this Section 3(b) within the limits prescribed by the Board and the Plan. In the event of an initial association grant of an Option effectuated by action of a senior executive officer, the terms and conditions of such grant shall be reported to the Committee at the Committee’s next meeting for informational purposes only, it being understood that such report shall not in any way be a condition to the effectiveness of the grant.

                                         (c)  Effect of Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Optionees and any other persons who, consistent with the terms of the Plan, may become holders of any Options granted under the Plan.

                                         (d)  Delegation. The Committee may delegate the administrative details and management of the Plan to members of the Company’s management and staff.
No such delegation shall affect their right to make final decisions with respect to any matter arising under the Plan.

4. Eligibility. Options may be granted only to Contractors of the Company or a Subsidiary. A Contractor who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

5. Term of Plan; Effective Date of the Plan. The Plan shall be effective as of the date of approval of the Plan by the stockholders of the Company or such other date as the stockholders of the Company may so determine. The Plan shall continue in effect indefinitely unless sooner terminated under Section 12 of the Plan.

6. Terms of Options. Unless otherwise provided in the terms of an Option, the period for vesting of each Option granted under the Plan shall be five years from the date of grant thereof, each Option granted under the Plan shall have a term which expires six years after the date of grant and each Option shall be exercisable only during the last year of the six year term of the Option (except in the case of Retirement, Disability or death, in which events Subsections 9(c), 9(d) and 9(e) hereof, respectively, are applicable) and must be exercised, if at all, in whole or in part during the exercise period. To the extent the Option is not exercised in full prior to its termination, the Option will expire.

7. Option Price. The option price for Shares to be issued pursuant to any Option granted under the Plan shall be the fair market value of a share of Common Stock on the date of grant. For the purposes of the Plan, the fair market value of Stock for an award will be the Stock’s closing price on the New York Stock Exchange or the last sale price on any other national securities exchange registered under the Securities and Exchange Act of 1934, as amended, upon which the Stock is then listed on such date, or if the Stock was not traded on such date, on the next preceding day on which sales of shares of the Stock were reported, all as determined by the Committee.

8. Grant of Options. Options shall be granted at the sole discretion of the Committee, provided, however, that awards under this Plan may be determined and granted by senior executive officers of the Company, based on recommendations of various departments or Subsidiaries of the Company, in connection with the initial association of an individual who upon association will qualify as a Contractor; and the date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee or the senior executive officer, as the case may be, makes the determination to grant such Option. Notice of the determination shall be given to each Contractor to whom an Option is so granted within a reasonable time after such date. The maximum number of shares of Common Stock with respect to which Options may be granted to any Contractor during any one fiscal year of the Company is 2,500 shares.

9. Exercise of Option.

(a)  Procedure for Exercise

(1)  Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Option granted to an Optionee, and for purposes of this Section 9, an Option shall be treated as outstanding until it is exercised or expires by reason of a lapse of time or other termination.

(2)  An Option may not be exercised for fractional shares.

(3)  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment of the Shares with respect to which the Option is exercised has been received by the Company. Until the issuance of the stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Optioned
                Stock notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificates are issued, except as provided in Section 11 of the Plan.

(4)  Payment for Shares with respect to which an Option is exercised may be made wholly or partially (i) in the form of cash and/or check,
                (ii) in the form of Common Stock, (iii) by delivering a properly executed exercise notice to the Company, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price, and/or (iv) in such other form as shall be determined by the Committee at the time of grant. Any Common Stock used to satisfy payment of the exercise price shall be valued, for such purposes, at the "fair market value" thereof upon the date of exercise as the term "fair market value" is determined pursuant to Section 7 hereof.

                                               (b)  Exercise During Contractual Relationship. Unless otherwise provided in the terms of an Option, an Option can only be exercised by the Optionee during the time that the Optionee maintains the Continuous Contractual Relationship.

                                                (c)  Exercise Upon Retirement. Unless otherwise provided in the terms of an Option, if an Optionee's Continuous Contractual Relationship terminates by reason of Retirement, the following shall apply:

(1)  if Retirement occurs on or after the Optionee has attained age 65, the Optionee shall have the right to exercise any or all outstanding
                 Options, in whole or in part, at any time within the 90 day period following the date of Retirement, but in no event later than the originally scheduled ending date of the term of the Option; or

(2)  if Retirement occurs on or after the Optionee has attained age 60 but before attaining age 65 and provided that the sum of years of service as a Contractor and the Optionee’s age at Retirement equals at least 75 years, the Optionee shall have the right to exercise any or all outstanding
                Options, in whole or in part, at any time within the 90 day period following the date of Retirement but in no event later than the term of the Option.

                                                 (d)  Exercise Upon Disability. Unless otherwise provided in the terms of an Option, if an Optionee’s Continuous Contractual Relationship terminates by reason of a Disability and before the date of expiration of the Option, the Option shall immediately vest and become fully exercisable; and thereafter the Option shall terminate on the earlier of the originally scheduled ending date of the term of the Option or 12 months following the date of the Disability and the Optionee shall have the right, at any time prior to such termination, to exercise the Option.

                                                  (e)  Exercise Upon Death. Unless otherwise provided in the terms of an Option, if an Optionee’s Continuous Contractual Relationship terminates by reason of the Optionee’s death and before the date of expiration of the Option, the Option shall immediately vest and become fully exercisable; and thereafter the Option shall terminate on the earlier of the originally scheduled ending date of the term of the Option or 12 months following the date of such death. After the death of the Optionee, his or her executors, administrators or any person or persons to whom the Option may be transferred by will or by laws of descent and distribution shall have the right, at any time prior to such termination, to exercise the Option.

                                                   (f)  Exercise Upon Termination of Contractual Relationship. Unless otherwise provided in the terms of an Option, if an Optionee’s Continuous Contractual Relationship is terminated voluntarily by the Optionee or the Continuous Contractual Relationship is terminated by the Company for any reason other than Retirement, Disability or death, then any Option or unexercised portion thereof granted to said Optionee shall expire immediately upon the termination of the Continuous Contractual Relationship.

10. Transferability Limitations. Any Option granted hereunder may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and shall be exercisable, during the Optionee’s lifetime, only by the Optionee.

11. Changes in Company Capitalization.

                                                    (a)       Stock Dividend or Recapitalization. If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be an increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of  Shares, then and in such event (i) appropriate adjustment shall automatically be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned, and (ii) appropriate adjustment shall automatically be made in the number of Shares and the exercise price per Share then subject to any outstanding Option, so that the same percentage of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                                                    (b)       Sale or Conversion of Shares. Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion  of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to,  the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

                                                     (c)       Further Action. The Committee may take any additional action it deems necessary, in accordance with its sole discretion, to further confirm the adjustments under this Section 11 and any such additional action shall be conclusive and binding for all purposes of the Plan.

                                                     (d)       General. Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank above the  Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of  the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

12. Amendment and Termination of the Plan

                                                       (a)  Amendment and Termination. The Plan may be amended or terminated at any time and from time to time by the Corporate Governance, Nominating and Compensation Committee, or any successor Board committee thereto, subject to Board and/or stockholder approval where required by federal or state law or by applicable New York  Stock  Exchange rules.

                                                        (b)  Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not adversely affect any Option already granted, without the written consent of the Optionee, and each such Option shall remain in full force and effect as if this Plan had not been amended or terminated.

13. Conditions Upon Issuance of Shares

                                                         (a)  Legal Restrictions. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                                                         (b)  Representations Required. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15. Liability of Company. Neither the Company nor any Subsidiary shall be liable to an Optionee or other person as to:

                                                          (a)  Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction  the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and

                                                          (b)  Tax Consequences. Any tax consequences expected, but not realized, by any Optionee or other person due to the exercise of any Option granted hereunder.

16. Continuation of Independent Contractor Status. Nothing in the Plan or any Option granted hereunder shall confer upon any Optionee any right to continue or require the continuance of the Optionee’s independent contractor relationship with the Company or a Subsidiary, nor shall it interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

17. Governing Law. This Plan shall be interpreted and construed in accordance with the laws of the State of Florida.

Appendix D

COMPOSITE VERSION OF
2005
RAYMOND JAMES FINANCIAL, INC.
RESTRICTED STOCK PLAN
(initially effective February 17, 2005 and amended on February 16, 2006, May 24, 2006 and December 20, 2006 and including proposed amendment to increase the number of shares covered under the plan)

SECTION 1
PURPOSE OF THE PLAN

The name of this plan is THE 2005 RAYMOND JAMES FINANCIAL, INC RESTRICTED STOCK PLAN (the "Plan"). The purpose of the Plan is to enable RAYMOND JAMES FINANCIAL, INC. (the "Company") and its Subsidiaries to attract, retain and motivate employees and independent contractors associated with the Company, to compensate them for their contributions or anticipated contributions to the growth and profits of the Company and to encourage ownership of stock in the Company on the part of such personnel. The Plan provides incentives to employees and independent contractors associated with the Company or to be associated with the Company, which are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

SECTION 2
DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:
(a) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" shall refer to such Committee, except where the context otherwise requires or the terms hereof provide for authority to be exercised or decisions made by the Board in direct relation to the Committee.

(b) "Cause" means termination by the Company or a Subsidiary of a Participant's employment or association with the Company upon (i) the willful and continued failure by such Participant to substantially perform his duties with the Company or a Subsidiary (other than any such failure resulting from incapacity due to physical or mental illness), or (ii) the willful engaging by a Participant in conduct which is demonstrably and materially injurious to the Company or a Subsidiary, monetarily or otherwise. For purposes of this Subsection, no act, or failure to act, on a Participant's part shall be deemed "willful" unless done, or omitted to be done, by such Participant not in good faith and without reasonable belief that his action or omission was in the best interest of the Company or a Subsidiary.

(c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(d) "Committee" means the Corporate Governance, Nominating and Compensation Committee of the Board, appointed by the Board from among its members and shall consist of members thereof who are and shall remain Committee members only so long as they remain "non-employee directors" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(e) "Disability" means permanent and total disability as determined under the Company's long-term disability plan.

(f) "Eligible Person" means an employee or a potential employee of the Company or any Subsidiary as well as independent contractors associated with or to be associated with the Company or its Subsidiaries as described in Section 3.

(g) "Participant" means an Eligible Person selected or ratified for selection by the Committee or a senior executive officer of the Company, pursuant to the Committee’s authority or the officer’s authority, as the case may be, in Section 6, to receive an Award of Restricted Stock or of an Award of a Restricted Stock Unit.

(h) "Restricted Period" means the period during which the restrictions on the Restricted Stock or the Restricted Stock Unit are in effect.

(i) "Restricted Stock" means an award of shares of Stock that is subject to the restrictions set forth in Section 5.

(j) "Restricted Stock Unit" means an award of the right to receive Stock or cash or a combination thereof upon settlement that is subject to the restrictions set forth in Section 5A.

(k) "Retirement" means, unless otherwise defined in the documented grant of the specific award to the Participant, a Participant’s separation of service from the Company or any Subsidiary after attainment of age 65.

(l) "Section 16(a) Person" means any officer or director of the Company or any Subsidiary who is subject to the reporting requirements of Section 16(a) of the 1934 Act.

(m) "Stock" means the common stock of the Company, $.01 par value.

(n) "Subsidiary" means any corporation (other than the Company) 50% or more of the total combined voting power of all classes of stock of which is owned, directly or indirectly, by the Company.

SECTION 3
ELIGIBILITY AND PARTICIPATION

Employees of the Company and its Subsidiaries and/or persons being recruited for employment, as well as independent contractors associated with and/or being recruited for association with the Company or its Subsidiaries, who are or will be responsible for or contribute to the management, growth and/or profitability of the Company or its Subsidiaries shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among Eligible Persons.

SECTION 4
AMOUNT AND FORM OF AWARDS

(a) The Committee, in its sole discretion, shall determine and grant the awards of Restricted Stock and Restricted Stock Units to be granted under the Plan, provided, however, that awards under this Plan may be determined and granted by senior executive officers of the Company, based on recommendations of various departments or Subsidiaries of the Company, in connection with the initial association of an individual who upon association will qualify as an Eligible Person. A Participant will receive such awards in Restricted Stock or Restricted Stock Units, as designated in the grant.

(b) The maximum number of shares of Stock which may be issued under the Plan as Restricted Stock or which may be covered by Restricted Stock Units, when aggregated, shall be (1) 4,250,000 in total and (2) 1,000,000 in any fiscal year, subject to adjustment as provided in Section 7, and, with respect to any Restricted Stock, such shares may be authorized but unissued shares, or previously issued shares reacquired by the Company, or both. In the event Restricted Stock or a Restricted Stock Unit is forfeited prior to the end of the Restricted Period, the shares of Stock so forfeited or the number of shares to which the forfeited Restricted Stock Unit relates, shall immediately become available for future awards.

SECTION 5
RESTRICTED STOCK

(a) The number of shares of Restricted Stock awarded to a Participant under the Plan will be determined in accordance with Section 4(a). For purposes of this Plan, the fair market value of Stock for an award will be the Stock’s closing price on the New York Stock Exchange or the last sale price on any other national securities exchange registered under the Securities and Exchange Act of 1934, as amended, upon which the Stock is then listed on such date, or if the Stock was not traded on such date, on the next preceding day on which sales of shares of the Stock were reported, all as determined by the Committee.

(b) A "book entry" (i.e., a computerized or manual entry) shall be made in the records of the Company to evidence an award of shares of Restricted Stock to a Participant. All shares of Restricted Stock shall be held in an individual account for each Participant until the Restricted Period (as defined in Section 5(c)) has expired. Such Company records shall, absent manifest error, be binding on the Participants.

(c) The shares of Restricted Stock awarded pursuant to this Section 5 shall be subject to the restrictions and conditions set forth in the underlying contracts with the Participants and/or as set forth in the documented grant of any award pursuant to this Plan to the Participants.

(d) Unless the Committee in its sole discretion shall determine otherwise at or prior to the time of the grant of any award, the Participant shall have the right to direct the vote of his shares of Restricted Stock during the Restricted Period. The Participant shall have the right to receive any regular dividends on such shares of Restricted Stock. The Committee shall in its sole discretion determine the Participant's rights with respect to extraordinary dividends on the shares of Restricted Stock.

(e) Shares of Restricted Stock shall be delivered to the Participant in accordance with Section 9(a) promptly after, and only after, the Restricted Period shall expire (or such earlier time as the restrictions may lapse in accordance with Section 5(c)) without forfeiture in respect of such shares of Restricted Stock.

(f) Subject to the provisions of Section 5(c), the following provisions shall apply to a Participant's shares of Restricted Stock prior to the end of the Restricted Period (including extensions):

(i) Upon the death or Disability of a Participant, the restrictions on his or her Restricted Stock shall immediately lapse. Upon the death of a Participant, such Participant's Restricted Stock shall transfer to the Participant's beneficiary as such beneficiary is designated on a form provided by the Company, or if no beneficiary is so designated, by will or the laws of descent and distribution.

(ii) Upon the Retirement of a Participant, and after satisfaction of a non-compete provision as set forth below, any unvested Restricted Stock shall vest on a pro-rated basis (with the pro-ration being determined by comparing completed years of service since the date of initial award to the vesting schedule or by such other pro-ration method as may otherwise be set forth in the underlying contract with the Participant or in the documented grant of the specific award to the Participant). For purposes of this subparagraph (f)(ii), a Participant shall be deemed to have not satisfied the non-compete provision if the Participant, within one year after the date of retirement:

(1)	discloses the list of the Company's or a Subsidiary's customers or any part thereof to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever; or

(2)
discloses to any person, firm, corporation, association, or other entity any information regarding the Company's or a Subsidiary's general business practices or procedures, methods of sale, list of products, personnel information and any other valuable confidential business or professional information unique to the Company's or a Subsidiary's business; or

(3)
owns more than five percent (5%) of, manages, operates, controls, is employed by, acts as an agent for, participates in or is connected in any manner with the ownership, management, operation or control of any business which is engaged in businesses which are competitive to the business of the Company or a Subsidiary; and are located within a radius of 100 miles of any location where participant was employed or which was under the supervision, management or control of the participant.; or

(4)
solicits or calls either for himself/herself or any other person or firm, any of the customers of the Company or a Subsidiary on whom the Participant called, with whom the Participant became acquainted, or of whom the Participant learned of during his employment; or

(5)	solicits any of the employees or agents of the Company or a Subsidiary to terminate their employment or relationship with the Company or a Subsidiary.

(iii) It is the intention of the Company and its Subsidiaries that this paragraph (f) be given the broadest protection allowed by law with regard to the restrictions herein contained. Each restriction set forth in this paragraph (f) shall be construed as a condition separate and apart from any other restriction or condition. To the extent that any restriction contained in this paragraph (f) is determined by any court of competent jurisdiction to be unenforceable by reason of it being extended for too great a period of time, or as encompassing too large a geographic area, or over too great a range of activity, or any combination of these elements, then such restriction shall be interpreted to extend only over the maximum period of time, geographic area, and range of activities which said court deems reasonable and enforceable.

(iv) If a Participant voluntarily terminates employment, or if a Participant is involuntarily terminated for Cause, such Participant shall forfeit his or her Restricted Stock for which the Restricted Period has not expired on the date that the Participant voluntarily terminates employment or is involuntarily terminated for Cause.

SECTION 5A
RESTRICTED STOCK UNITS

(a) The number of Restricted Stock Units awarded to a Participant under the Plan will be determined in accordance with Section 4(a). For purposes of this Plan, the fair market value of Stock for an award will be the Stock’s closing price on the New York Stock Exchange or the last sale price on any other national securities exchange registered under the Securities and Exchange Act of 1934, as amended, upon which the Stock is then listed on such date, or if the Stock was not traded on such date, on the next preceding day on which sales of shares of the Stock were reported, all as determined by the Committee. In the event the Committee provides for alternative methods for grants of awards, the Committee, in its sole discretion, may provide for alternative methods of determining the fair market value of Stock for such awards, and may also provide for alternative forfeiture provisions, so long as the alternative methods or provisions do not (i) materially increase the benefits, (ii) materially increase the number of Restricted Stock Units issued or (iii) materially modify the eligibility requirements applicable to Section 16(a) Persons.

(b) A "book entry" (i.e., a computerized or manual entry) shall be made in the records of the Company to evidence an award of Restricted Stock Units to a Participant, but no "book entry" shall be made in the stock records of the Company at the time of an award of a Restricted Stock Unit. All Restricted Stock Units shall be recorded in an individual account for each Participant until the Restricted Period (as defined in Section 5A(c)) has expired. Such Company records shall, absent manifest error, be binding on the Participants.

(c) The Restricted Stock Units awarded pursuant to this Section 5A shall be subject to the restrictions and conditions set forth in the underlying contracts with the Participants and/or as set forth in the documented grant of any award pursuant to this Plan to the Participants.

(d) With respect to a Restricted Stock Unit, no certificate for shares of stock shall be issued at the time the grant is made (nor shall any "book entry" be made in the stock records of the Company) and the Participant shall have no right to or interest in shares of stock of the Company as a result of the grant of Restricted Stock Units.

(e) Dividend equivalents may be credited in respect of Restricted Stock Units, as the Committee deems appropriate. Such dividend equivalents may be paid in cash or converted into additional Restricted Stock Units by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of shares of Stock equal to the number of Restricted Stock Units then credited by (2) the fair market value per share of Stock on the payment date for such dividend. The additional Restricted Stock Units credited by reason of such dividend equivalents will be subject to all of the terms and conditions of the underlying Restricted Stock Award to which they relate.

(f) Any shares of Stock that may be issued in satisfaction of a Restricted Stock Unit delivered under the Plan shall be delivered to the Participant in accordance with Section 9(a) promptly after, and only after, the Restricted Period shall expire (or such earlier time as the restrictions may lapse in accordance with Section 5A(g)) without forfeiture in respect of such Restricted Stock Unit.

(g) Subject to the provisions of Section 5A(c), the following provisions shall apply to a Participant's Restricted Stock Unit prior to the end of the Restricted Period (including extensions):

(i) Upon the death or Disability of a Participant, the restrictions on his or her Restricted Stock Unit shall immediately lapse. Upon the death of a Participant, such Participant's Restricted Stock Unit shall transfer to the Participant's beneficiary as such beneficiary is designated on a form provided by the Company, or if no beneficiary is so designated, by will or the laws of descent and distribution.

(ii) Upon the Retirement of a Participant, and after satisfaction of a non-compete provision as set forth below, any unvested Restricted Stock Unit shall vest on a pro-rated basis (with the pro-ration being determined by comparing completed years of service since the date of initial award to the vesting schedule or by such other pro-ration method as may otherwise be set forth in the underlying contract with the Participant or in the documented grant of the specific award to the Participant). For purposes of this subparagraph (g)(ii), a Participant shall be deemed to have not satisfied the non-compete provision if the Participant, within one year after the date of retirement:

(1)	discloses the list of the Company's or a Subsidiary's customers or any part thereof to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever; or

(2)
discloses to any person, firm, corporation, association, or other entity any information regarding the Company's or a Subsidiary's general business practices or procedures, methods of sale, list of products, personnel information and any other valuable confidential business or professional information unique to the Company's or a Subsidiary’s business; or

(3)
owns more than five percent (5%) of, manages, operates, controls, is employed by, acts as an agent for, participates in or is connected in any manner with the ownership, management, operation or control of any business which is engaged in businesses which are competitive to the business of the Company or a Subsidiary ; and are located within a radius of 100 miles of any location where participant was employed or which was under the supervision, management or control of the participant; or

(4)
solicits or calls either for himself/herself or any other person or firm, any of the customers of the Company or a Subsidiary on whom the Participant called, with whom the Participant became acquainted, or of whom the Participant learned of during his employment; or

(5)	solicits any of the employees or agents of the Company or a Subsidiary to terminate their employment or relationship with the Company or a Subsidiary.

(iii) It is the intention of the Company and its Subsidiaries that this paragraph (g) be given the broadest protection allowed by law with regard to the restrictions herein contained. Each restriction set forth in this paragraph (g) shall be construed as a condition separate and apart from any other restriction or condition. To the extent that any restriction contained in this paragraph (g) is determined by any court of competent jurisdiction to be unenforceable by reason of it being extended for too great a period of time, or as encompassing too large a geographic area, or over too great a range of activity, or any combination of these elements, then such restriction shall be interpreted to extend only over the maximum period of time, geographic area, and range of activities which said court deems reasonable and enforceable.

(iv) If a Participant voluntarily terminates employment, or if a Participant is involuntarily terminated for Cause, such Participant shall forfeit his or her Restricted Stock Unit for which the Restricted Period has not expired on the date that the Participant voluntarily terminates employment or is involuntarily terminated for Cause.

(h) The Committee shall have the power and authority, directly or indirectly, to establish or to cause to be established a trust for purpose of purchasing Stock on the open market, holding such Stock and using such Stock to satisfy the Company’s obligations under grants of Restricted Stock Units. If the trust is established to satisfy the Company’s obligations with respect to grants of Restricted Stock Units to Participants resident in Canada, such trust may be structured to qualify as an "employee benefit plan" within the meaning assigned by the Income Tax Act (Canada).

SECTION 6
ADMINISTRATION

The Plan shall be administered by the Committee.

The Committee (and senior executive officers in the case of initial association grants) shall have the power and authority to grant Restricted Stock and Restricted Stock Units to Participants, pursuant to the terms of the Plan.

In particular, the Committee (and senior executive officers in the case of initial association grants) shall have the authority:

(i) to select or ratify the selection of Eligible Persons;

(ii) to determine whether and to what extent Restricted Stock or a Restricted Stock Unit is to be granted to Participants hereunder or ratify the grant thereof;

(iii) to determine the number of shares of Stock to be covered by such award granted hereunder or ratify the grant thereof;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the Restricted Period and the other conditions of full vesting of the Restricted Stock or the Restricted Stock Units) or to ratify the grant thereof; and

      (v) to determine or ratify the determination of the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all documentation evidencing the Restricted Stock or the Restricted Stock Unit.

In the event of an initial association grant of Restricted Stock or Restricted Stock Units effectuated by action of a senior executive officer, the terms and conditions of such grant shall be reported to the Committee at the Committee’s next meeting for informational purposes only, it being understood that such report shall not in any way be a condition to the effectiveness of the grant.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan; and to otherwise supervise the administration of the Plan. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, its Subsidiaries and the Participants.

The Committee may delegate the administrative details and management of the Plan to members of the Company's management and staff. No such delegation shall affect the Committee’s right to make final decisions with respect to any matter arising under the Plan.

SECTION 7
ADJUSTMENTS UPON A CHANGE IN COMMON STOCK

In the event of any change in the outstanding Stock of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event that may equitably require an adjustment in the number or kind of shares that may be issued under the Plan pursuant to Section 4(b) or covered by an award under the Plan, then in such event (i) appropriate adjustment shall automatically be made in the maximum number and kind of shares remaining available for issuance under the Plan, and (ii) appropriate adjustment shall automatically be made in the number or kind of shares covered by an award under the Plan. The Committee may take any additional action it deems necessary, in accordance with its sole discretion, to further confirm such adjustments and any automatic adjustments and any such additional action shall be conclusive and binding for all purposes of the Plan.

SECTION 8
AMENDMENT AND TERMINATION

The Plan may be amended from time to time or terminated at any time and from time to time by the Committee, subject to shareholder approval where required by federal or state law. Neither an amendment to the Plan nor the termination of the Plan shall adversely affect any right of any Participant with respect to any Restricted Stock or Restricted Stock Unit theretofore granted without such Participant's written consent.

SECTION 9
GENERAL PROVISIONS

(a) All shares of Restricted Stock and any shares of Stock that may be issued in satisfaction of a Restricted Stock Unit delivered under the Plan after the Restricted Period has expired shall be distributed in accordance with the instructions of each Participant. Such shares of Stock shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law.

(b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary nor any independent contractors associated with the Company or its Subsidiaries any right to continued employment or association with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees or terminate the association of any independent contractors associated with the Company or its Subsidiaries at any time.

(c) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) During the Restricted Period, a Participant's rights and interest under the Plan may not be sold, assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner and no such right or interest of any Participant in the Plan shall be subject to any obligation or liability of such Participant.

(e) The Company and its Subsidiaries shall have the right to deduct from any payment made under the Plan any federal, state, provincial or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue shares of Stock upon the lapse of restrictions on Restricted Stock and a condition to the issuance of any shares of Stock to satisfy a Restricted Stock Unit upon the lapse of restrictions on the Restricted Stock Unit that the Participant (i) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, provincial or local income or other taxes and (ii) provide the Company with a copy of the election, if required, under Section 83 of the Code, or any amendment thereto (the "Section 83 Election") as filed with the Internal Revenue Service. If the amount requested is not paid and the copy of the Section 83 Election, if required, is not provided, the Company may refuse to issue shares of Stock until such time as the Participant so complies. Unless the Committee shall in its sole discretion determine otherwise, payment for taxes required to be withheld may be made in whole or in part by an election by a Participant, in accordance with rules adopted by the Committee from time to time, to have the Company withhold shares of Stock otherwise issuable pursuant to the Plan having a fair market value equal to such tax liability, to be determined in such reasonable manner as may be provided for from time to time by the Committee or as may be required in order to comply with or to conform to the requirements of any applicable or relevant laws or regulations.

(f) The Plan is intended to comply with all applicable conditions of Rule 16b-3 of the 1934 Act or any successor statute, rule or regulation. All transactions involving any Section 16(a) Person shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in the Plan. Any provision of the Plan that is contrary to Rule 16b-3 shall not apply to Section 16(a) Persons.

(g) This Plan is intended in all respects to comply with the provisions of Section 409A of the Code and the Company shall interpret and administer the Plan in a manner consistent with Section 409A. In accordance with Prop. Reg. § 1.409A-3(h)(2)(vi) (or any subsequent corresponding provision of law), should there be a final determination that this Plan fails to meet the requirements of Section 409A and the regulations thereunder with respect to any Participant, the Company may distribute to the Participant an amount not to exceed the amount required to be included in income as a result of the failure to comply with the requirements of Section 409A and the regulations.

SECTION 10
EFFECTIVE DATE OF PLAN

The Plan, as amended to increase the number of shares, shall be effective as of the date of approval of the Plan by the shareholders of the Company or such other date as the shareholders of the Company so determine.